INDENTURE

                                     BETWEEN

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1,

                                   AS ISSUER,

                                       AND

                            THE CHASE MANHATTAN BANK,
                              AS INDENTURE TRUSTEE


                            Dated as of June 1, 1998






                                   Relating to

                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
                        ASSET BACKED NOTES, SERIES 1998-1


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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS   ..........................................................................................2

      Section 1.01.     General Definitions.......................................................................2

ARTICLE II THE NOTES    ..........................................................................................2

      Section 2.01.     Forms Generally...........................................................................2
      Section 2.02.     Forms of Certificate of Authentication....................................................3
      Section 2.03.     General Provisions With Respect to Principal and Interest Payment.........................3
      Section 2.04.     Denominations.............................................................................4
      Section 2.05.     Execution, Authentication, Delivery and Dating............................................4
      Section 2.06.     Registration, Registration of Transfer and Exchange.......................................5
      Section 2.07.     Mutilated, Destroyed, Lost or Stolen Notes................................................6
      Section 2.08.     Payments of Principal and Interest........................................................6
      Section 2.09.     Persons Deemed Owner......................................................................8
      Section 2.10.     Cancellation..............................................................................8
      Section 2.11.     Authentication and Delivery of Notes......................................................8
      Section 2.12.     Book-Entry Note..........................................................................10
      Section 2.13.     Termination of Book Entry System.........................................................10

ARTICLE III COVENANTS   .........................................................................................11

      Section 3.01.     Payment of Notes.........................................................................11
      Section 3.02.     Maintenance of Office or Agency..........................................................12
      Section 3.03.     Money for Note Payments to Be Held In Trust..............................................12
      Section 3.04.     Existence of Issuer......................................................................14
      Section 3.05.     Protection of Trust Estate...............................................................14
      Section 3.06.     Opinions as to Trust Estate..............................................................15
      Section 3.07.     Performance of Obligations; Servicing Agreement..........................................15
      Section 3.08.     Investment Company Act...................................................................16
      Section 3.09.     Negative Covenants.......................................................................16
      Section 3.10.     Annual Statement as to Compliance........................................................17
      Section 3.11.     Restricted Payments......................................................................17
      Section 3.12.     Treatment of Notes as Debt for Tax Purposes..............................................17
      Section 3.13.     Notice of Events of Default..............................................................17
      Section 3.14.     Further Instruments and Acts.............................................................18

ARTICLE IV SATISFACTION AND DISCHARGE............................................................................18

      Section 4.01.     Satisfaction and Discharge of Indenture..................................................18
      Section 4.02.     Application of Trust Money...............................................................19

ARTICLE V DEFAULTS AND REMEDIES..................................................................................19

      Section 5.01.     Event of Default.........................................................................19


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      Section 5.02.     Acceleration of Maturity; Rescission and Annulment.......................................21
      Section 5.03.     Collection of Indebtedness and Suits for Enforcement by Indenture   Trustee..............21
      Section 5.04.     Remedies.................................................................................22
      Section 5.05.     Indenture Trustee May File Proofs of Claim...............................................22
      Section 5.06.     Indenture Trustee May Enforce Claims Without Possession of Notes.........................23
      Section 5.07.     Application of Money Collected...........................................................23
      Section 5.08.     Limitation on Suits......................................................................24
      Section 5.09.     Unconditional Rights of Noteholders to Receive Principal and Interest....................25
      Section 5.10.     Restoration of Rights and Remedies.......................................................25
      Section 5.11.     Rights and Remedies Cumulative...........................................................25
      Section 5.12.     Delay or Omission Not Waiver.............................................................26
      Section 5.13.     Control by Noteholders...................................................................26
      Section 5.14.     Waiver of Past Defaults..................................................................26
      Section 5.15.     Undertaking for Costs....................................................................27
      Section 5.16.     Waiver of Stay or Extension Laws.........................................................27
      Section 5.17.     Sale of Trust Estate.....................................................................27
      Section 5.18.     Action on Notes..........................................................................29
      Section 5.19.     No Recourse to Other Trust Estates or Other Assets of the Issuer.........................29
      Section 5.20.     Application of the Trust Indenture Act...................................................29

ARTICLE VI THE INDENTURE TRUSTEE.................................................................................29

      Section 6.01.     Duties of Indenture Trustee..............................................................29
      Section 6.02.     Notice of Default........................................................................31
      Section 6.03.     Rights of Indenture Trustee..............................................................31
      Section 6.04.     Not Responsible for Recitals or Issuance of Notes........................................33
      Section 6.05.     May Hold Notes...........................................................................33
      Section 6.06.     Money Held in Trust......................................................................33
      Section 6.07.     Eligibility, Disqualification............................................................33
      Section 6.08.     Indenture Trustee's Capital and Surplus..................................................33
      Section 6.09.     Resignation and Removal; Appointment of Successor........................................34
      Section 6.10.     Acceptance of Appointment by Successor...................................................35
      Section 6.11.     Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee.........35
      Section 6.12.     Preferential Collection of Claims Against Issuer.........................................36
      Section 6.13.     Co-Indenture Trustees and Separate Indenture Trustees....................................36
      Section 6.14.     Authenticating Agents....................................................................37
      Section 6.15.     Review of Mortgage Files.................................................................38
      Section 6.16.     Indenture Trustee Fees and Expenses......................................................40

ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS.......................................................................40

      Section 7.01.     Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders...................40
      Section 7.02.     Preservation of Information; Communications to Noteholders...............................41
      Section 7.03.     Reports by Indenture Trustee.............................................................41


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      Section 7.04.     Reports by Issuer........................................................................41

ARTICLE VIII ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES..........................................42

      Section 8.01.     Collection of Moneys.....................................................................42
      Section 8.02.     Establishment of Accounts................................................................43
      Section 8.03.     Note Account.............................................................................43
      Section 8.04.     Claims against the Note Insurance Policy.................................................45
      Section 8.05.     Pre-Funding Account and Capitalized Interest Account.....................................47
      Section 8.06.     General Provisions Regarding the Note Account and Home Equity Loans......................47
      Section 8.07.     Releases of Defective Home Equity Loans..................................................48
      Section 8.08.     Reports by Indenture Trustee to Noteholders; Access to Certain Information...............48
      Section 8.09.     Trust Estate Mortgage Files..............................................................48
      Section 8.10.     Amendment to Servicing Agreement.........................................................49
      Section 8.11.     Delivery of the Mortgage Files Pursuant to Servicing Agreement...........................49
      Section 8.12.     Master Servicer as Agent.................................................................49
      Section 8.13.     Termination of Master Servicer...........................................................49
      Section 8.14.     Opinion of Counsel.......................................................................50
      Section 8.15.     Appointment of Custodians................................................................50
      Section 8.16.     Rights of the Note Insurer to Exercise Rights of Noteholders.............................50
      Section 8.17.     Trust Estate and Accounts Held for Benefit of the Note Insurer...........................51
      Section 8.18.     Claims Upon the Policy; Policy Payments Account..........................................51

ARTICLE IX SUPPLEMENTAL INDENTURES...............................................................................54

      Section 9.01.     Supplemental Indentures Without Consent of Noteholders...................................54
      Section 9.02.     Supplemental Indentures With Consent of Noteholders......................................55
      Section 9.03.     Execution of Supplemental Indentures.....................................................56
      Section 9.04.     Effect of Supplemental Indentures........................................................56
      Section 9.05.     Conformity With Trust Indenture Act......................................................56
      Section 9.06.     Reference in Notes to Supplemental Indentures............................................57
      Section 9.07.     Amendments to Governing Documents........................................................57

ARTICLE X REDEMPTION OF NOTES....................................................................................57

      Section 10.01.     Redemption..............................................................................57
      Section 10.02.     Form of Redemption Notice...............................................................58
      Section 10.03.     Notes Payable on Optional Redemption....................................................59

ARTICLE XI MISCELLANEOUS.........................................................................................59

      Section 11.01.     Compliance Certificates and Opinions....................................................59
      Section 11.02.     Form of Documents Delivered to Indenture Trustee........................................60
      Section 11.03.     Acts of Noteholders.....................................................................61
      Section 11.04.     Notices, etc., to Indenture Trustee, the Note Insurer and Issuer........................61
      Section 11.05.     Notices and Reports to Noteholders; Waiver of Notices...................................62

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      Section 11.06.     Rules by Indenture Trustee..............................................................63
      Section 11.07.     Conflict With Trust Indenture Act.......................................................63
      Section 11.08.     Effect of Headings and Table of Contents................................................63
      Section 11.09.     Successors and Assigns..................................................................63
      Section 11.10.     Separability............................................................................63
      Section 11.11.     Benefits of Indenture...................................................................63
      Section 11.12.     Legal Holidays..........................................................................64
      Section 11.13.     Governing Law...........................................................................64
      Section 11.14.     Counterparts............................................................................64
      Section 11.15.     Recording of Indenture..................................................................64
      Section 11.16.     Issuer Obligation.......................................................................64
      Section 11.17.     No Petition.............................................................................65
      Section 11.18.     Inspection..............................................................................65
      Section 11.19.     Usury...................................................................................65
      Section 11.20.     Third Party Beneficiary.................................................................66


                             SCHEDULES AND EXHIBITS

Schedule  l        Schedule of Home Equity Loans
Exhibit   A        Form of Note
Exhibit   B        Note  Insurance  Policy
Exhibit   C        Form  of Notice of Claim
Exhibit   D        Form of Initial Certification
Exhibit   E        Form of Final Certification
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


                              CROSS-REFERENCE TABLE

         Cross-reference sheet showing the location in the Indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.1

              Trust Indenture Act of 1939          Indenture Section
              ---------------------------          -----------------

Section 310
         (a) (1)..............................           6.07
         (a) (2)..............................        6.07, 6.08
         (a) (3)..............................           6.13
         (a) (4)..............................      Not Applicable
         (a) (5)..............................           6.07
         (b)..................................        6.07, 6.09
         (c)..................................      Not Applicable
Section 311
         (a)..................................           6.12
         (b)..................................           6.12
         (c)..................................      Not Applicable
Section 312
         (a)..................................     7.01(a), 7.02(a)
         (b)..................................          7.02(b)
         (c)..................................          7.02(c)
Section 313
         (a)..................................          7.03(a)
         (b)..................................          7.03(a)
         (c)..................................           11.05
         (d)..................................          7.03(b)
Section 314
         (a)(1)...............................           7.04
         (a)(2)...............................           7.04
         (a)(3)...............................           7.04
         (a)(4)...............................           7.04
         (b)(1)...............................      2.11(c), 11.01
         (b)(2)...............................           3.06
         (c)(1)...............................      2.11(d), 4.01,
                                                    8.02(d), 11.01
         (c)(2)...............................      2.11(c), 4.01,
                                                    8.02(d), 11.01
         (c)(3)...............................          8.02(d)
         (d)(1)...............................         11.01(a)
         (d)(2)...............................         11.01(a)
         (d)(3)...............................         11.01(a)
         (e)..................................         11.0 1(b)
Section 315
---------------------------------
* This Cross-Reference Table is not part of the Indenture.

         (a)..................................    6.01(b), 6.01(c)(1)
         (b)..................................        6.02, 11.05
         (c)..................................          6.01(a)
         (d)(1)...............................     6.01(b), 6.01(c)
         (d)(2)...............................        6.01(c)(2)
         (d)(3)...............................        6.01(c)(3)
         (e)..................................           5.15
Section 316
         (a)..................................           5.20
         (b)..................................           5.09
         (c)..................................           5.20
Section 317
         (a)(1)...............................           5.03
         (a)(2)...............................           5.05
         (b)..................................           3.01
Section 318
         (a)..................................           11.07

         THIS INDENTURE, dated as of June 1, 1998 (as amended or supplemented from time to time as permitted hereby, this "Indenture"), is between First Greensboro Home Equity Loan Trust 1998-1, a Delaware business trust (together with its permitted successors and assigns, the "Issuer") and The Chase Manhattan Bank, a New York banking corporation, as indenture trustee (together with its permitted successors in the trusts hereunder, the "Indenture Trustee").

                              Preliminary Statement

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for its Asset Backed Notes, Series 1998-1 (the "Notes"), issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Notes and the Note Insurer. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                 Granting Clause

         The Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Notes and the Note Insurer, all of the Issuer's right, title and interest in and to (a) the Initial Home Equity Loans (other than any principal and interest payments due thereon prior to the Closing Date whether or not received) listed in Schedule I to this Indenture delivered or caused to be delivered to the Custodian on behalf of the Indenture Trustee and the Subsequent Home Equity Loans (other than any principal and interest due thereon prior to the related Subsequent Cut-Off Date whether or not received) listed on Schedule I to any Subsequent Transfer Agreement, delivered or caused to be delivered to the Custodian on behalf of the Indenture Trustee (and all substitutions for such Home Equity Loans as provided by the Loan Sale Agreement), together with the related Home Equity Loan documents and any interest in any Mortgaged Property which secured a Home Equity Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing, (b) the Servicing Agreement, (c) the Loan Sale Agreement, (d) the Loan Transfer Agreement, (e) the Management Agreement, (f) the Insurance Policies, (g) all cash, instruments or other property held or required to be deposited in the Principal and Interest Account, the Pre-Funding Account, the Capitalized Interest Account, the Note Accounts and the Reserve Accounts, including all investments made with funds in such accounts (but not including any income on funds deposited in, or investments made with funds deposited in, the Principal and Interest Account, the Pre-Funding Account, the Capitalized Interest Account, which income shall belong to and be for the account of the Master Servicer), and (h) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards. Such Grants are made, however, in trust, to secure the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, and for the benefit of the Note Insurer to secure (x) the payment of all amounts due on the Notes in accordance with their terms, (y) the payment of all other sums payable under this Indenture and (z) compliance with the provisions of this Indenture, all as provided in this Indenture. All terms used in the foregoing granting clauses that are defined in Section 1.01 are used with the meanings given in said Section.

         The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the end that the interests of the Holders of the Notes may be adequately and effectively protected. The Indenture Trustee agrees that it will hold the Note Insurance Policy in trust and that it will hold any proceeds of any claim upon the Note Insurance Policy, solely for the use and benefit of the Noteholders in accordance with the terms hereof and the
Note Insurance Policy.

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.     General Definitions.

         Except as otherwise specified or as the context may otherwise require, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix 1, which is incorporated by reference herein. All other terms used herein shall have the meanings specified herein. The definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine genders of such terms. Whenever reference is made herein to an Event of Default or a Default known to the Indenture Trustee or of which the Indenture Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default or Default of which the Indenture Trustee is deemed to have notice or knowledge pursuant to Section 6.01(d). All other terms used herein that are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

         All references in this instrument to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein", "hereof', "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

                                    ARTICLE II

                                    THE NOTES

Section 2.01.     Forms Generally.

         The Notes shall be in substantially the form set forth on Exhibit A attached hereto. Each Note may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the Issuer, as evidenced by its execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof with an appropriate reference on the face of the Note.

         The Definitive Notes may be produced in any manner determined by the Issuer, as evidenced by its execution thereof.

Section 2.02.     Forms of Certificate of Authentication.

         The form of the Authenticating Agent's certificate of authentication is as follows:

         This is one of the Notes referred to in the within-mentioned Indenture.

                              ___________________________________________, as
                              Authenticating Agent

                              By:_________________________________________
                                 Authorized Signatory


         Section 2.03. General Provisions With Respect to Principal and Interest Payment.

         The Notes shall be designated generally as the "Asset Backed Notes, Series 1998-1" of the Issuer.

         The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture is limited to $72,650,000 Class A-1 Notes and $102,350,000 Class A-2 Notes, except for the Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.06, 2.07, or 9.06 of this Indenture. The Notes shall consist of two classes, each having an Original Note Balance, Note Interest Rate for the initial Interest Period and Stated Maturity Date, each as follows:

                                     Initial
               Original Note      Note Interest           Final
Designation       Balance             Rate            Maturity Date
-----------    -------------      -------------     -----------------
 Class A-1      $72,650,000           6.53%         December 25, 2029
 Class A-2     $102,350,000           6.55%         December 25, 2029


         The Notes shall be issued in the form specified in Section 2.01.

         Subject to the provisions of Section 3.01, Section 5.07, Section 5.09 and Section 8.02(d), the principal of the Notes shall be payable in installments ending no later than the Stated Maturity Date unless the unpaid principal of such Notes become due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise.

         All payments made with respect to any related Note shall be applied first to the interest then due and payable on such Note and then to the principal thereof. All computations of interest accrued on any Note shall be made on the basis of a year of 360 days and twelve 30-day months.

         Interest on the Notes shall accrue at the related Note Interest Rate during each Interest Period on the Current Note Balance of each Outstanding Note at the end of such Interest Period. Interest accrued during an Interest Period shall be payable on the next following Payment Date.

         All payments of principal of and interest on any Note shall be made in the manner specified in Section 2.

         Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes, if the Notes have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on the Notes shall be made in accordance with Section 5.07.

         Section 2.04. Denominations.

         The Notes shall be issuable only as registered Notes in the minimum denomination of $25,000 and integral multiples of $1,000 in excess thereof, with the exception of one Note which may be issued in a lesser amount.

         Section 2.05. Execution, Authentication, Delivery and Dating.

         The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee. The signature of such Authorized Officer of the Owner Trustee on the Notes may be manual or by facsimile.

         Notes bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer of the Owner Trustee shall bind the Issuer, notwithstanding that such individual has ceased to be an Authorized Officer of the Owner Trustee prior to the authentication and delivery of such Notes or was not an Authorized Officer of the Owner Trustee at the date of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed on behalf of the Issuer to the Authenticating Agent for authentication; and the Authenticating Agent shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

         Each Note authenticated on the Closing Date shall be dated the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by the manual signature of one of its authorized officers or employees, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.06. Registration, Registration of Transfer and Exchange.

         The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Indenture Trustee shall remain the Note Registrar throughout the term hereof. Upon any resignation of the Indenture Trustee, the Issuer shall promptly appoint a successor, with the approval of the Note Insurer, or, in the absence of such appointment, the Issuer shall assume the duties of Note Registrar.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Owner Trustee on behalf of the Issuer, shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, and of a like aggregate initial principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Owner Trustee shall execute, and the Authenticating Agent shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by the Holder thereof or its attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer and the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.07 not involving any transfer or any exchange made by the Note Insurer.

         The Note Registrar shall not register the transfer of a Note unless the Note Registrar has received a representation letter from the transferee to the effect that either (i) the transferee is not, and is not acquiring the Note on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement that is subject to Title I of the Employee Retirement Income Security Act or 1974, as amended, or Section 4975 of the Code or (ii) the acquisition and holding of the Note by the transferee qualifies for exemptive relief under a Department of Labor Prohibited Transaction Class Exemption. Each Beneficial Owner of a Book-Entry Note shall be deemed to make one of the foregoing representations.

         Section 2.07. Mutilated, Destroyed, Lost or Stolen Notes.

         If (1) any mutilated Note is surrendered to the Note Registrar or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (2) there is delivered to the Note Registrar such security or indemnity as may be required by the Note Registrar to save each of the Issuer, the Note Insurer and the Note Registrar harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Issuer shall execute and upon its request the Note Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Issuer and the Note Registrar shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Note Registrar in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

         Upon the issuance of any new Note under this Section, the Issuer or the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

         Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.08. Payments of Principal and Interest.

(a) Payments on Notes issued as Book-Entry Notes will be made by or on behalf of the Indenture Trustee to the Clearing Agency or its nominee to the extent funds are made available to the Indenture Trustee hereunder. Any installment of interest or principal payable on any Definitive Notes that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Payment Date by either (i) check mailed to such Person's address as it appears in the Note Register on such Record Date, or (ii) by wire transfer of immediately available funds to the account of a Noteholder, if such Noteholder (A) is the registered holder of Definitive Notes having an initial principal amount of at least $1,000,000 and (B) has provided the Indenture Trustee with wiring instructions in writing by five Business Days prior to the related Record Date or has provided the Indenture Trustee with such instructions for any previous Payment Date, except for the final installment of principal payable with respect to such Note (or the Redemption Price for any Note called for redemption, if such redemption will result in payment of the then entire unpaid principal amount of such Note), which shall be payable as provided in subsection (b) below of this Section 2.08. A fee may be charged by the Indenture Trustee to a Noteholder of Definitive Notes for any payment made by wire transfer. Any installment of interest or principal not punctually paid or duly provided for shall be payable as soon as funds are available to the Indenture Trustee for payment thereof, or if Section 5.07 applies, pursuant to Section 5.07.

         (b) All reductions in the principal amount of a Note (or one or more Predecessor Notes) effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final installment of principal of each Note (including the Redemption Price of any Note called for optional redemption, if such optional redemption will result in payment of the entire unpaid principal amount of such Note) shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor at the Indenture Trustee's presenting office located within the United States of America pursuant to Section 3.02.

         Whenever the Indenture Trustee expects that the entire remaining unpaid principal amount of any Note will become due and payable on the next Payment Date other than pursuant to a redemption pursuant to Article X, it shall, no later than two days prior to such Payment Date, telecopy or hand deliver to each Person in whose name a Note to be so retired is registered at the close of business on such otherwise applicable Record Date a notice to the effect that:

         (i) the Indenture Trustee expects that funds sufficient to pay such final installment will be available in the related Note Account on such Payment Date; and

         (ii) if such funds are available, (A) such final installment will be payable on such Payment Date, but only upon presentation and surrender of such Note at the office or agency of the Note Registrar maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice) and (B) no interest shall accrue on such Note after such Payment Date.

         A copy of such form of notice shall be sent to the Note Insurer by the Indenture Trustee.

         Notices in connection with redemptions of Notes shall be mailed to Noteholders in accordance with Section 10.02.

         (c) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to unpaid principal and interest that were carried by such other Note. Any checks mailed pursuant to subsection (a) of this Section 2.08 and returned undelivered shall be held in accordance with Section 3.03.

         (d) Each Payment Date Statement, prepared by the Indenture Trustee based on the Master Servicer Remittance Report delivered to the Indenture Trustee pursuant to the Servicing Agreement, shall be delivered by the Indenture Trustee to the Note Insurer, the Rating Agencies, the Owner Trustee, the Underwriter and each Noteholder as the statement required pursuant to Section
8.08. Neither the Indenture Trustee nor the Paying Agent shall have any responsibility to recalculate, verify or recompute information contained in any such tape, electronic data file or disk or any such Master Servicer Remittance Report except to the extent necessary to satisfy all obligations under this
Section 2.08(d).

         Within 90 days after the end of each calendar year, the Indenture Trustee will be required to furnish to each person who at any time during the calendar year was a Noteholder, if requested in writing by such person, a statement containing the information set forth in subclauses (i) (such amounts of principal paid in the aggregate only) and (ii) in the definition of "Payment Date Statement," aggregated for such calendar year or the applicable portion thereof during which such person was a Noteholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

         Section 2.09. Persons Deemed Owner.

         Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, any Paying Agent and any other agent of the Issuer, the Note Insurer or the Indenture Trustee may treat the Person in whose name any Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments of the principal of and interest on such Note and (b) on any other date for all other purposes whatsoever, and neither the Issuer, the Indenture Trustee, any Paying Agent nor any other agent of the Issuer, the Note Insurer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 2.10. Cancellation.

         All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly canceled by it. The Issuer may at any time deliver to the Note Registrar for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Note Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Note Registrar shall be held by the Note Registrar in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

         Section 2.11. Authentication and Delivery of Notes.

         The Notes shall be executed by an Authorized Officer of the Owner Trustee on behalf of the Issuer and delivered to the Authenticating Agent for authentication, and thereupon the same shall be authenticated and delivered by the Authenticating Agent, upon Issuer Request and upon receipt by the Authenticating Agent of all of the following:

         (a) An Issuer Order authorizing the execution, authentication and delivery of the Notes and specifying the Stated Maturity Date, the principal amount and the Note Interest Rate (or the manner in which such Note Interest Rate is to be determined) of such Notes to be authenticated and delivered.

         (b) An Issuer Order authorizing the execution and delivery of this Indenture.

         (c) One or more Opinions of Counsel addressed to the Authenticating Agent and the Note Insurer or upon which the Authenticating Agent and the Note Insurer is expressly permitted to rely, complying with the requirements of
Section 11.01, reasonably satisfactory in form and substance to the Authenticating Agent and the Note Insurer.

         In rendering the opinions set forth above, such counsel may rely upon officer's certificates of the Issuer, the Owner Trustee, the Master Servicer and the Indenture Trustee, without independent confirmation or verification with respect to factual matters relevant to such opinions. In rendering the opinions set forth above, such counsel need express no opinion as to (A) the existence of, or the priority of the security interest created by the Indenture against, any liens or other interests that arise by operation of law and that do not require any filing or similar action in order to take priority over a perfected security interest or (B) the priority of the security interest created by this Indenture with respect to any claim or lien in favor of the United States or any agency or instrumentality thereof (including federal tax liens and liens arising under Title IV of the Employee Retirement Income Security Act of 1974).

         The acceptability to the Note Insurer of the Opinion of Counsel delivered to the Indenture Trustee and the Note Insurer at the Closing Date shall be conclusively evidenced by the delivery on the Closing Date of the Note Insurance Policy.

         (d)  An  Officers'   Certificate  of  the  Issuer  complying  with  the
requirements of Section 11.01 and stating that:

         (i) the Issuer is not in Default under this Indenture and the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Issuer's Certificate of Trust or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with;

         (ii) the Issuer is the owner of each Home Equity Loan, free and clear of any lien, security interest or charge, has not assigned any interest or participation in any such Home Equity Loan (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Home Equity Loan to the Indenture Trustee;

         (iii) the information set forth in the Schedule of Home Equity Loans attached as Schedule I to this Indenture is correct;

         (iv) the Issuer has Granted to the Indenture Trustee all of its right, title and interest in each Home Equity Loan;

         (v) as of the Closing Date, no lien in favor of the United States described in Section 6321 of the Code, or lien in favor of the Pension Benefit Guaranty Corporation described in Section 4068(a) of the Employee Retirement Income Security Act of 1974, as amended, has been filed as described in subsections 6323(f) and 6323(g) of the Code upon any property belonging to the Issuer; and

         (vi) attached thereto is a true and correct copy of letters signed by each Rating Agency confirming that the Notes have been rated in the highest rating category of such Rating Agency.

(e) An executed counterpart of the Servicing Agreement.

(f) An executed counterpart of the Loan Sale Agreement.

(g) An executed counterpart of the Loan Transfer Agreement.

(h) An  executed  counterpart  of the Deposit  Trust  Agreement.

         Section 2.12. Book-Entry Note.

         The Notes will be issued initially as one or more certificates in the name of the Cede & Co., as nominee for the Clearing Agency maintaining book-entry records with respect to ownership and transfer of such Notes, and registration of the Notes may not be transferred by the Note Registrar except upon Book-Entry Termination. In such case, the Note Registrar shall deal with the Clearing Agency as representatives of the Beneficial Owners of such Notes for purposes of exercising the rights of Noteholders hereunder. Each payment of principal of and interest on a Book-Entry Note shall be paid to the Clearing Agency, which shall credit the amount of such payments to the accounts of its Clearing Agency Participants in accordance with its normal procedures. Each Clearing Agency Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book-Entry Notes that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Notes that it represents. All such credits and disbursements are to be made by the Clearing Agency and the Clearing Agency Participants in accordance with the provisions of the Notes. None of the Indenture Trustee, the Note Registrar, if any, the Issuer, or any Paying Agent or the Note Insurer shall have any responsibility therefor except as otherwise provided by applicable law. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

         Section 2.13. Termination of Book Entry System.

         (a) The book-entry system through the Clearing Agency with respect to the Book-Entry Notes may be terminated upon the happening of any of the following:

         (i) The Clearing Agency advises the Indenture Trustee that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as nominee and depositary with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor clearing agency satisfactory to the Issuer;

         (ii) The Issuer, in its sole discretion, elects to terminate the book-entry system by notice to the Clearing Agency and the Indenture Trustee; or

         (iii) After the occurrence of an Event of Default (at which time the Indenture Trustee shall use all reasonable efforts to promptly notify each Beneficial Owner through the Clearing Agency of such Event of Default), the Beneficial Owners of no less than 51% of the Note Balance of the Book-Entry Notes advise the Indenture Trustee in writing, through the related Clearing Agency Participants and the Clearing Agency, that the continuation of a book-entry system through the Clearing Agency to the exclusion of any Definitive Notes being issued to any person other than the Clearing Agency or its nominee is no longer in the best interests of the Beneficial Owners.

         (b) Upon the occurrence of any event described in subsection (a) above, the Indenture Trustee shall use all reasonable efforts to notify all Beneficial Owners, through the Clearing Agency, of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners requesting the same, in an aggregate Current Note Balance representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest and previous calls for redemption. Definitive Notes shall be issued only upon surrender to the Indenture Trustee of the global Note by the Clearing Agency, accompanied by registration instructions for the Definitive Notes. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Notes, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall cease to be applicable and the provisions relating to Definitive Notes shall be applicable.

                                  ARTICLE III

                                    COVENANTS

         Section 3.01. Payment of Notes.

         The Issuer will pay or cause to be duly and punctually paid the principal of, and interest on, the Notes in accordance with the terms of the Notes and this Indenture. The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Trust Estate as provided in this Indenture and the Issuer shall not otherwise be liable for payments on the Notes. No person shall be personally liable for any amounts payable under the Notes. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01 shall control.

         Section 3.02. Maintenance of Office or Agency.

         The Issuer will cause the Note Registrar to maintain its corporate trust office at a location where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.

         The Issuer may also from time to time at its own expense designate one or more other offices or agencies within the United States of America where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, any designation of an office or agency for payment of Notes shall be subject to Section 3.03. The Issuer will give prompt written notice to the Indenture Trustee and the Note Insurer of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 3.03. Money for Note Payments to Be Held In Trust.

         All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the related Note Account pursuant to
Section 8.02(c) or Section 5.07 shall be made on behalf of the Issuer by the Paying Agent, and no amounts so withdrawn from the related Note Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 or in Section 5.07 or Section 8.02.

         With respect to Definitive Notes, if the Issuer shall have a Paying Agent that is not also the Note Registrar, such Note Registrar shall furnish, no later than the fifth calendar day after each Record Date, a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Holders of Notes and of the number of Individual Notes held by each such Holder.

         Whenever the Issuer shall have a Paying Agent other than the Indenture Trustee, it will, on or before the Business Day next preceding each Payment Date direct the Indenture Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the related Note Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Indenture Trustee for application in accordance with Article VIII.

         Subject to the prior consent of the Note Insurer, any Paying Agent other than the Indenture Trustee may be appointed by Issuer Order and at the expense of the Issuer. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) that is not, at the time of such appointment, a depository institution or trust company whose obligations would be Eligible Investments pursuant to clause (c) of the definition of the term Eligible Investments. The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

         (1) allocate all sums received for payment to the Holders of Notes on each Payment Date among such Holders in the proportion specified in the applicable Payment Date Statement, in each case to the extent permitted by applicable law;

         (2) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

         (3) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Notes if at any time the Paying Agent ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

         (4) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to any Notes for which it is acting as Paying Agent;

         (5) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

         (6) comply with all requirements of the Code, and all regulations thereunder, with respect to withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any of the Notes, the Issuer has provided the calculations pertaining thereto to the Indenture Trustee and the Paying Agent.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Issuer
Order direct any Paying Agent, if other than the Indenture Trustee, to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two and one-half years after such amount has become due and payable to the Holder of such Note (or if earlier, three months before the date on which such amount would escheat to a governmental entity under applicable law) shall be discharged from such trust and paid to the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease.

The Indenture Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or any Agent, at the last address of record for each such Holder).

         Section 3.04. Existence of Issuer.

         (a) Subject to Sections 3.04(b) and (c), the Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware or under the laws of any other state or the United States of America, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Servicing Agreement, the Insurance Agreement and the Loan Transfer Agreement.

         (b) Subject to Section  3.09(vii) and the prior written  consent of the
Note Insurer, any entity into which the Issuer may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Issuer shall be a party, shall be the successor Issuer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything in any agreement relating to such merger or consolidation, by which any such Issuer may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation to the contrary notwithstanding (other than Section 3.09(vii)).

         (c) Upon any consolidation or merger of or other succession to the Issuer in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Issuer) may exercise every right and power of, and shall have all of the obligations of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         Section 3.05. Protection of Trust Estate.

         (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

         (i) Grant more effectively all or any portion of the Trust Estate;

         (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

         (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

         (iv) enforce any of the Home Equity Loans, the Servicing Agreement, the Loan Sale Agreement or the Loan Transfer Agreement; or

         (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, and of the Noteholders, in the Home Equity Loans and the other property held as part of the Trust Estate against the claims of all Persons and parties.

         (b) The Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.06 (or from the jurisdiction in which it was held, or to which it is intended to be removed, as described in the Opinion of Counsel delivered at the Closing Date pursuant to
Section  2.1l(c),  if no Opinion of Counsel has yet been  delivered  pursuant to
Section 3.06) or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         Section 3.06. Opinions as to Trust Estate.

         On or before April 30th in each calendar year, beginning in 1999, the Issuer shall furnish to the Indenture Trustee and the Note Insurer an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee and the Note Insurer either stating that, in the opinion of such counsel, such action has been taken as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe all such action, if any, that will, in the opinion of such counsel, be required to be taken to maintain the lien and security interest of this Indenture with respect to the Trust Estate until May 1st in the following calendar year.

         Section 3.07. Performance of Obligations; Servicing Agreement.

         (a) The Issuer shall punctually perform and observe all of its obligations under this Indenture, the Servicing Agreement and the relevant sections of the Loan Sale Agreement.

         (b) The Issuer shall not take any action and will use its Best Efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the Mortgage Files or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, termination or discharge of, or impair the validity or effectiveness of, any of the documents or instruments contained in the Mortgage Files, except as expressly permitted in this Indenture, the Servicing Agreement or such document included in the Mortgage File or other instrument or unless such action will not adversely affect the interests of the Holders of the Notes.

         (c) If the Issuer shall have knowledge of the occurrence of a default under the Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Note Insurer and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default.

         (d) Upon any termination of the Master Servicer's rights and powers pursuant to the Servicing Agreement, the Indenture Trustee shall promptly notify the Rating Agencies. As soon as any successor Master Servicer (including the Backup Master Servicer) is appointed, the Indenture Trustee shall notify the Rating Agencies, specifying in such notice the name and address of such successor Master Servicer.

         Section 3.08. Investment Company Act.

         The Issuer shall at all times conduct its operations so as not to be subject to, or shall comply with, the requirements of the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

         Section 3.09. Negative Covenants.

         The Issuer shall not:

                  (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture or the Servicing Agreement;

                  (ii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

                  (iii) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of the Notes pursuant to this Indenture or amend the Trust Agreement, as in effect on the Closing Date, other than in accordance with Section 11.01;

                  (iv) incur, issue, assume or otherwise become liable for a indebtedness other than the Notes;

                  (v) incur, assume, guaranty or agree to indemnify any Person with respect to any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture;

                  (vi) dissolve or liquidate in whole or in part (until the Notes are paid in full);


                  (vii) (1) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be impaired, amended, hypothecated, Overcollateralization, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (2) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture or any Permitted Encumbrance) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof, or (3) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the Trust Estate; or

                  (viii) take any other action that should reasonably be expected to, or fail to take any action if such failure should reasonably be expected to, cause the Issuer to be taxable as (a) an association pursuant to Section 7701 of the Code or (b) a taxable mortgage pool pursuant to Section 7701(i) of the Code or (c) a publicly traded partnership pursuant to Section 7704 of the Code.

         Section 3.10. Annual Statement as to Compliance.

         On or before March 31, 1999, and each March 31 thereafter, the Issuer shall deliver to the Indenture Trustee, the Note Insurer and the Underwriters a written statement, signed by an Authorized Officer of the Owner Trustee, stating as to the signer thereof, that:

         (1) an Officer's Certificate regarding the fulfillment by the Issuer during such year of its obligations under this Indenture has been received by the Issuer as contemplated by Section 11.01 (c); and

         (2) to the best of such Authorized Officer's knowledge, based solely on such Officer's Certificate, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such covenant or condition, specifying each such Default known to such Authorized Officer and the nature and status thereof.

         Section 3.11. Restricted Payments.

         The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Master Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Master Servicer, the Indenture Trustee, the Owner Trustee, the Note Insurer and the Noteholders as contemplated by, and to the extent funds are available for such purpose under this Indenture, the Servicing Agreement or the Trust Agreement and the Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Note Account except in accordance with this Indenture.

         Section 3.12. Treatment of Notes as Debt for Tax Purposes.

         The Issuer shall treat the Notes as indebtedness for all federal and state tax purposes.

         Section 3.13. Notice of Events of Default.

         The Issuer shall give the Indenture Trustee, the Note Insurer, the Rating Agencies and the Underwriters prompt written notice of each Event of Default hereunder, each default on the part of the Master Servicer of its obligations under the Servicing Agreement and each default on the part of each of the Sponsor, the Transferor and FGT of its respective obligations under the Loan Sale Agreement.

         Section 3.14. Further Instruments and Acts.

         Upon request of the Indenture Trustee or the Note Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         Section 4.01. Satisfaction and Discharge of Indenture.

         Whenever the following conditions shall have been satisfied:

                  (1) either

                  (A) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.07, and (ii) Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer, as provided in Section 3.03) have been delivered to the Note Registrar for cancellation; or

                  (B) all Notes not theretofore delivered to the Note Registrar for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at the Stated Maturity Date within one year, or

                           (iii) are to be called for redemption within one year
                  under irrevocable arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer or the Master Servicer, and the Issuer or the Master  Servicer,  in the case of clauses (B)(i),
         (B)(ii) or (B)(iii) above, has irrevocably deposited or caused to be deposited with the Indenture Trustee, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation, for principal and interest to the Stated Maturity Date or to the applicable Redemption Date, as the case may be, and in the case of Notes that were not paid at the Stated Maturity Date of their entire unpaid principal amount, for all overdue principal and all interest payable on such Notes to the next succeeding Payment Date therefor;

                  (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer (including, without limitation, amounts due the Note Insurer hereunder); and

                  (3) the Issuer has delivered to the Indenture  Trustee and the
         Note Insurer an Officers' Certificate and an Opinion of Counsel satisfactory in form and substance to the Indenture Trustee and the
         Note Insurer each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;


then, upon Issuer Request, this Indenture and the lien, rights and interests created hereby and thereby shall cease to be of further effect, and the Indenture Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Issuer (or of the Master Servicer in the case of a redemption by the Master Servicer), execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Issuer or upon Issuer Order all cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (1) and (2) above.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Indenture Trustee and the Paying Agent to the Issuer and the Holders of Notes under Section 3.03, the obligations of the Indenture Trustee to the Holders of Notes under Section 4.02 and the provisions of Section 2.07 with respect to lost, stolen, destroyed or mutilated Notes, registration of transfers of Notes and rights to receive payments of principal of and interest on the Notes shall survive.

         Section 4.02. Application of Trust Money.

         All money  deposited  with the Indenture  Trustee  pursuant to Sections
3.03 and 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.

                                   ARTICLE V

                              DEFAULTS AND REMEDIES

Section 5.01.     Event of Default.

         "Event of Default", wherever used herein, means, with respect to Notes issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) if the Issuer shall default in the payment on any Payment Date of any Required Payment Amount or fail to pay the Notes in full on or before the Stated Maturity Date (and in the case of any such default, such default or failure shall continue for a period of 5 days unremedied);

         (2) if the Issuer shall breach or default in the due observance of any one or more of the covenants set forth in clauses (i) through (viii) of Section 3.09;

         (3) if the Issuer shall breach, or default in the due observance or performance of, any other of its covenants in this Indenture, and such Default shall continue for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer and the Note Insurer by the Indenture Trustee at the direction of the Note Insurer, or to the Issuer and the Indenture Trustee by the Holders of Notes representing at least 25% of the Note Balance of the Outstanding Notes of both Classes, with the prior written consent of the Note Insurer, a written notice specifying such Default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

         (4) if any representation or warranty of the Issuer made in this Indenture or any certificate or other writing, delivered by the Issuer pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after there shall have been given, by registered or certified mail, written notice thereof to the Issuer and the Note Insurer by the Indenture Trustee at the direction of the Note Insurer, or to the Issuer and the Indenture Trustee by the Holders of Notes representing at least 25% of the Note Balance of the Outstanding Notes of both Classes, with the prior written consent of the Note Insurer, the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured; provided, however, that in the event that there exists a remedy with respect to any such breach that consists of a purchase obligation, repurchase obligation or right to substitute under the Operative Documents, then such purchase obligation, repurchase obligation or right to substitute shall be the sole remedy with respect to such breach and shall not constitute an Event of Default hereunder;

         (5) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (6) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing.

         The payment by the Note Insurer of any Insured Payment in an amount sufficient to cover the related Required Payment Amount pursuant to the Note Insurance Policy in respect of any Payment Date shall, at the option of the Note Insurer, constitute an Event of Default with respect to the Notes.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default occurs and is continuing, then and in every such case, but with the consent of the Note Insurer in the absence of a Note Insurer Default, the Indenture Trustee may, and on request of the Note Insurer or the Holders of Notes representing not less than 50% of the Note Balance of the Outstanding Notes of both Classes (with the consent of Note Insurer), shall, declare all the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration such Notes, in an amount equal to the Note Balance of such Notes, together with accrued and unpaid interest thereon to the date of such acceleration, shall become immediately due and payable, all subject to the prior written consent of the Note Insurer in the absence of a Note Insurer Default.

         At any time after such a declaration of acceleration of maturity of the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided the Note Insurer or the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes of both Classes, with the prior written consent of the Note Insurer, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (A) all  payments of  principal  of, and interest on,
                  all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the nonpayment of the principal of Notes that have become due solely by such acceleration, have been cured or waived as provided in Section 5.14.

         No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         Subject to the provisions of Section 3.01 and the following sentence, if an Event of Default occurs and is continuing, the Indenture Trustee may, with the prior written consent of the Note Insurer and shall, at the direction of the
Note Insurer, proceed to protect and enforce its rights and the rights of the Noteholders and the Note Insurer by any Proceedings the Indenture Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any proceedings brought by the Indenture Trustee on behalf of the Noteholders and the Note Insurer or any Noteholder against the Issuer shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under the Indenture and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Issuer, other than the Trust Estate relative to the Notes in respect of which such Event of Default has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Notes may be sought or obtained by the Indenture Trustee or any Noteholder against the Issuer. The Indenture Trustee shall be entitled to recover the costs and expenses expended by it pursuant to this Article V including reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

         Section 5.04. Remedies.

         If an Event of Default shall have occurred and be continuing and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee, at the direction of the Note Insurer (subject to Section 5.17, to the extent applicable) may, for the benefit of the Noteholders and the Note Insurer, do one or more of the following:

         (a) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer moneys adjudged due, subject in all cases to the provisions of Sections 3.01 and 5.03;

         (b) in accordance with Section 5.17, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

         (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

         (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Notes and the
Note Insurer hereunder; and

         (e) refrain from selling the Trust Estate and apply all Monthly Remittance Amount pursuant to Section 5.07.

         Section 5.05. Indenture Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall, at the direction of the
Note Insurer, be entitled and empowered, by intervention in such Proceeding or otherwise to:

                  (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders and the Note Insurer allowed in such Proceeding, and

                  (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder and the Note Insurer to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders and the Note Insurer, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

         Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or the Note Insurer any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Holder thereof, or the Note Insurer, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or the Note Insurer in any such Proceeding.

         Section 5.06. Indenture Trustee May Enforce Claims Without Possession of Notes.

         All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee, at the direction of the Note Insurer, shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Notes and the Note Insurer in respect of which such judgment has been recovered after payment of amounts required to be paid pursuant to clause (i) Section 5.07.

         Section 5.07. Application of Money Collected.

         If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Indenture Trustee with respect to each Class of Notes pursuant to this Article or otherwise and any other monies that may then be held or thereafter received by the Indenture Trustee as security for such Class of Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the payment of the entire amount due on account of principal of, and interest on, such Class of Notes, upon presentation and surrender thereof:

                  (i) first, to the Indenture Trustee, any unpaid Indenture Trustee's Fees then due with respect to such Class and any other amounts payable and due to the Indenture Trustee with respect to such Class under this Indenture, including any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V;

                  (ii) second, to the Master Servicer, any amounts required to pay the Master Servicer for any unpaid Servicing Fees with respect to such Class then due and, upon the final liquidation of the related Home Equity Loan or the final liquidation of the Trust Estate, Servicing Advances with respect to such Class previously made by, and not previously reimbursed or retained by, the Master Servicer;

                  (iii) third, to the payment of Note Interest then due and unpaid upon the Outstanding Notes of such Class through the day preceding the date on which such payment is made;

                  (iv) fourth, to the payment of the Note Balance of the Outstanding Notes of such Class, up to the amount of their respective Current Note Balances, ratably, without preference or priority of any kind;

                  (v) fifth, to the payment to the Note Insurer, as subrogee to the rights of the Noteholders, (A) the aggregate amount necessary to reimburse the Note Insurer for any unreimbursed Insured Payments for such Class paid by the Note Insurer on prior Payment Dates, together with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement from the date such Insured Payments were paid by the Note Insurer to such Payment Date, (B) the amount of any unpaid
         Note Insurer Premium for such Class then due, together with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement from the date such amounts were due and (C) any other amounts due and owing to the Note Insurer under the Insurance Agreement;

                  (vi) sixth, if the other Class is still outstanding, the remainder to the Reserve Account; and

                  (vii) seventh, the remainder to the Certificate Distribution Account for payment to the Certificateholders.

         Section 5.08. Limitation on Suits.

         No Holder of a Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Indenture Trustee and the Note Insurer of a continuing Event of Default;

                  (2) the Holders of Notes representing not less than 25% of the Note Balance of the Outstanding Notes of both Classes shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (3) such Holder or Holders have offered to the Indenture Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding;

                  (5) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes of both Classes; and

                  (6) the consent of the Note Insurer shall have been obtained; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than 50% of the Note Balances of the Outstanding Notes of both Classes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken notwithstanding any other provision herein to the contrary.

         Section 5.09. Unconditional Rights of Noteholders to Receive Principal and Interest.

         Subject to the provisions in this Indenture (including Sections 3.01 and 5.03) limiting the right to recover amounts due on a Note to recovery from amounts in the Trust Estate, the Holder of any Note shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Note on the respective Payment Date for such installments of interest, to receive payment of each installment of principal of such Note when due (or, in the case of any Note called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.10. Restoration of Rights and Remedies.

         If the Indenture Trustee, the Note Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee, the Note Insurer or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the
Note Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the
Note Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.11. Rights and Remedies Cumulative.

         No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Note Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.12. Delay or Omission Not Waiver.

         No delay or omission of the Indenture Trustee, the Note Insurer or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee, the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer or by the Noteholders with the prior consent of the Note Insurer, as the case may be.

         Section 5.13. Control by Noteholders.

         The Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes of both Classes on the applicable Record Date shall, with the consent of the Note Insurer, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) any direction to the Indenture Trustee to undertake a Sale of the Trust Estate shall be by the Holders of Notes representing the percentage of the Note Balance of the Outstanding Notes specified in
         Section 5.17(b)(1), unless Section 5.17(b)(2) is applicable; and

                  (3) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

         Section 5.14. Waiver of Past Defaults.

         The Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes of both Classes on the applicable Record Date may on behalf of the Holders of all the Notes, and with the consent of the Note Insurer, waive any past Default hereunder and its consequences, except a
Default:

                  (1) in the payment of principal or any installment of interest on any Note; or

                  (2) in respect of a covenant  or  provision  hereof that under
         Section 9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 5.15. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate Notes representing more than 10% of the Note Balance of the Outstanding Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of any Required Payment Amount on any Note on or after the related Payment Date or for the enforcement of the payment of principal of any Note on or after the Stated Maturity Date (or, in the case of any Note called for redemption, on or after the applicable Redemption Date).

         Section 5.16. Waiver of Stay or Extension Laws.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, that may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.17. Sale of Trust Estate.

         (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

         (b) To the extent permitted by law, the Indenture Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless the Note Insurer consents to or directs the Indenture Trustee to make such Sale.

         The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.17(b). In the absence of a Note Insurer Default, no sale hereunder shall be effective without the consent of the Note Insurer.

         (c) Unless the Note Insurer has consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.17 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee, acting in its capacity as Indenture Trustee on behalf of the Noteholders, shall prevent such sale and bid an amount (which shall include the Indenture Trustee's right, in its capacity as Indenture Trustee, to credit bid) at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Noteholders.

         (d) In  connection  with a Sale  of  all or any  portion  of the  Trust
Estate:

                  (1) any Holder or Holders of Notes may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount that shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (2) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be payable to the Holders of the Notes as a result of such Sale in accordance with Section 5.07 on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (3) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof,

                  (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         Section 5.18. Action on Notes.

         The Indenture Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Note Insurer or the Holders of Notes shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

         Section 5.19. No Recourse to Other Trust Estates or Other Assets of the Issuer.

         The Trust Estate Granted to the Indenture Trustee as security for the Notes serves as security only for the Notes. Holders of the Notes shall have no recourse against the trust estate granted as security for any other series of Notes issued by the Issuer, and no judgment against the Issuer for any amount due with respect to the Notes may be enforced against either the trust estate securing any other series or any other assets of the Issuer, nor may any prejudgment lien or other attachment be sought against any such other trust estate or any other assets of the Issuer.

         Section 5.20. Application of the Trust Indenture Act.

         Pursuant to Section 316(a) of the TIA, all provisions automatically provided for in Section 316(a) are hereby expressly excluded.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         Section 6.01. Duties of Indenture Trustee.

         (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) Except during the continuance of an Event of Default, of which the Indenture Trustee has actual knowledge or has received written notice:

                  (1) The Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee;

                  (2) In the absence of bad faith on its part, the Indenture Trustee may request and conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture; provided, further, that the Indenture Trustee shall not be responsible for the accuracy or content of any of the aforementioned documents and the Indenture Trustee shall have no obligation to verify, re-compute or recalculate any numerical information provided to it pursuant to this Agreement or the Servicing Agreement.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of subsection (b) of this Section 6.01;

                  (2) The Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (3) The Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.13 or 5.17 or exercising any trust or power conferred upon the Indenture Trustee under this Indenture.

         (d) Except with respect to duties of the Indenture Trustee prescribed by the TIA, as to which this Section 6.01(d) shall not apply, for all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default described in Section 5.01(2), 5.01(5) or 5.01(6) or any Default described in Section 5.01(3) or 5.01(4) or of any event described in Section 3.05 unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department and having direct responsibility for the administration for the actual knowledge thereof or unless written notice of any event that is in fact such an Event of Default or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Issuer, the Trust Estate or this Indenture.

         (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it under the Servicing Agreement or otherwise and none of the provisions contained in this Agreement shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or the Issuer, as the case may be, under this Agreement.

         (f) Every provision of this Indenture and the Servicing Agreement that in any way relates to the Indenture Trustee is subject to the provisions of this Section.

         (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the Maturity of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Trust Estate

(or the proceeds thereof) and the Noteholders and the Note Insurer and the rights of Noteholders and the Note Insurer shall continue to be governed by the terms of this Indenture.

         (h) The Indenture Trustee shall not be liable in its individual capacity with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Insurer, Issuer, Manager or a majority of Noteholders, relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising or omitting to exercise any trust or power conferred upon the Indenture Trustee, under this Agreement.

         (i) The Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof,
(B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Note Account, (D) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

         (j) Anything in this Agreement to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of form of action.

         Section 6.02. Notice of Default.

         Immediately after the occurrence of any Default of which the Indenture Trustee has actual knowledge or has received written notice, the Indenture Trustee shall transmit by mail to the Note Insurer and the Underwriters notice of each such Default and, within 90 days after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail to all Holders of Notes notice of each such Default, unless such Default shall have been cured or waived; provided, however, that in no event shall the Indenture Trustee provide notice, or fail to provide notice of a Default of which the Indenture Trustee has actual knowledge or has received written notice in a manner contrary to the requirements of the Trust Indenture Act. Concurrently with the mailing of any such notice to the Holders of the Notes, the Indenture Trustee shall transmit by mail a copy of such notice to the Rating Agencies.

         Section 6.03. Rights of Indenture Trustee.

         (a) Except as otherwise provided in Section 6.01, the Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

(b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the

Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may act through agents, attorneys or custodians and the Indenture Trustee shall not be responsible for the misconduct or negligence of any agent, attorney or custodian appointed with due care.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

         (e) The Indenture Trustee may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

         (f) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Agreement, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

         (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Note Insurer or a majority of Noteholders; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Agreement, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action.

         (h) The right of the Indenture Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

         (i) The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder.

         (j) The Indenture Trustee shall not in any way be liable by reason of any insufficiency in any account (including without limitation, any Note Account, Pre-Funding Account, Capitalized Interest Account, Reserve Account or Principal and Interest Account) held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's negligence or willful misconduct was the primary cause of such insufficiency.

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

         Section 6.04. Not Responsible for Recitals or Issuance of Notes.

         The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee and the Authenticating Agent assume no responsibility for their correctness. The Indenture Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

         Section 6.05. May Hold Notes.

         The Indenture Trustee, any Agent, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 6.07 and 6.13, may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Indenture Trustee, Agent or such other agent.

         Section 6.06. Money Held in Trust.

         Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments that are obligations of the Indenture Trustee, in its commercial capacity, and income or other gain actually received by the Indenture Trustee on investments, which are obligations of others.

         Section 6.07. Eligibility, Disqualification.

         Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have a Indenture Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Indenture Trustee shall always have a combined capital and surplus as stated in Section 6.08. The Indenture Trustee shall be subject to TIA Section 310(b).

         Section 6.08. Indenture Trustee's Capital and Surplus.

         The Indenture Trustee shall at all times have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least
$100,000,000 and shall at all times be rated "BBB" or better by Standard & Poor's and "Baa2" by Moody's; provided, however, that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section 310(a)(2). If the Indenture Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(1), its combined capital and surplus for purposes of this Section 6.08 shall be as set forth in the latest such report. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08 and TIA Section 310(a)(2), it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 6.09. Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 6.10.

         (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Issuer, the Note Insurer and each Rating Agency. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         (c) The Indenture Trustee may be removed at any time by the Note Insurer or, with the consent of the Note Insurer, by Act of the Holders representing more than 50% of the Note Balance of the Outstanding Notes, by written notice delivered to the Indenture Trustee and to the Issuer.

         (d) If at any time:

                  (1) the Indenture Trustee shall have a conflicting interest prohibited by Section 6.07 and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.07 after written request therefor by the Issuer or by any Noteholder; or

                  (2) the  Indenture  Trustee  shall cease to be eligible  under
         Section 6.08 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuer by an Issuer Order, with the consent of the Note Insurer, may remove the Indenture Trustee, and the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a successor Indenture Trustee acceptable to the Note Insurer and to vest in such successor Indenture Trustee any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Indenture; provided, however, if the Issuer and the Note Insurer do not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee may petition a court of competent jurisdiction to make such appointment, or (ii) subject to
Section 5.15, and, in the case of a conflicting  interest as described in clause
(1) above, unless the Indenture Trustee's duty to resign has been stayed as provided in TIA Section 310(b), the Note Insurer or any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, with the consent of the Note Insurer, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Issuer, by an Issuer Order shall promptly appoint a successor Indenture Trustee acceptable to the Note Insurer.

If within one year after such resignation, removal or incapability or the occurrence of such vacancy a successor Indenture Trustee shall be appointed by the Note Insurer or, with the consent of the Note Insurer, by Act of the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes delivered to the Issuer and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Issuer. If no successor Indenture Trustee shall have been so appointed by the Issuer, the Note Insurer or Noteholders and shall have accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, with the consent of the Note Insurer, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         (f) The Issuer shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to the Holders of Notes and the Note Insurer. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

         Section 6.10. Acceptance of Appointment by Successor.

         Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Note Insurer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, on request of the Issuer, the Note Insurer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

         No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

         Section 6.11. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee.

         Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.

         Section 6.12. Preferential Collection of Claims Against Issuer.

         The Indenture Trustee (and any co-trustee or separate trustee) shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA
Section 31l(b), and an Indenture Trustee (and any co-trustee or separate trustee) who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         Section 6.13. Co-Indenture Trustees and Separate Indenture Trustees.

         At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee, of the Note Insurer or of the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes of both Classes with respect to which a co-trustee or separate trustee is being appointed with the consent of the Note Insurer, the Issuer shall for such purpose jointly with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment. All fees and expenses of any co-trustee or separate trustee shall be payable by the Issuer.

         Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (1) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised, solely by the Indenture Trustee.

                  (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

         (3) The Indenture Trustee at any time, by an instrument in writing, executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

         (4) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder.

         (5) Any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         Section 6.14. Authenticating Agents.

         The Issuer shall appoint an Authenticating Agent with power to act on its behalf and subject to its direction in the authentication and delivery of the Notes designated for such authentication by the Issuer and containing provisions therein for such authentication (or with respect to which the Issuer has made other arrangements, satisfactory to the Indenture Trustee and such
Authenticating Agent, for notation on the Notes of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Notes) in connection with transfers and exchanges under Section 2.06, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by that Section to authenticate and deliver Notes. For all purposes of this Indenture (other than in connection with the authentication and delivery of Notes pursuant to Sections 2.05 and 2.11 in connection with their initial issuance), the authentication and delivery of Notes by the
Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Notes "by the Indenture Trustee." Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section 6.07 for the Indenture Trustee hereunder and has an office for presentation of Notes in the United States of America. The Indenture Trustee shall initially be the Authenticating Agent and shall be the Note Registrar as provided in Section 2.06. The office from which the Indenture Trustee shall perform its duties as Note Registrar and Authenticating Agent shall be the Corporate Trust Office. Any Authenticating Agent appointed pursuant to the terms of this Section 6.14 or pursuant to the terms of any supplemental indenture shall deliver to the Indenture Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Note Registrar or co-Note Registrar
and indemnifying the Indenture Trustee for and holding the Indenture Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Note Registrar or co-Note Registrar.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Issuer. The Issuer may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Issuer shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Indenture Trustee, and shall mail notice of such appointment to all Holders of Notes.

         The Indenture Trustee agrees, subject to Section 6.01(e), to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Indenture Trustee shall be entitled to be reimbursed for such payments pursuant to Section 6.04 of the Servicing Agreement. The provisions of Sections 2.09, 6.04 and 6.05 shall be applicable to any Authenticating Agent.

         Section 6.15. Review of Mortgage Files.

         (a) Initial Certification. The Indenture Trustee agrees to execute and deliver on the Closing Day an acknowledgment of receipt of the items delivered by FGT or the Depositor in the forms attached to the Loan Sale Agreement as Exhibit C, and declares that it, or its agent, will hold such documents and any amendments, replacement or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Indenture Trustee, as Indenture Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Noteholders and the Note Insurer. The Indenture Trustee agrees, for the benefit of the Noteholders and the Note Insurer, to review such items within 45 days after the Closing Date (or, with respect to any document delivered after the Closing Date, within 45 days of receipt and with respect to any Subsequent Home Equity Loans or Home Equity Loan, within 45 days after the assignment thereof) and to deliver to the Depositor, FGT, the Master Servicer and the Note Insurer an initial certification in the form attached hereto as Exhibit D ("Initial Loan Certification") to the effect that, as to each Home Equity Loan listed in the Schedule of Home Equity Loans (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in such Initial Certification as not covered by such Initial Certification), (i) all documents required to be delivered to it pursuant to Section 3.01(c)(i) of The Loan Sale Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Home Equity Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Home Equity Loans accurately reflects the information set forth in the Mortgage File. The Indenture Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided for herein. Without limiting the effect of the preceding sentence, in reviewing any Mortgage File, the Indenture Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment is in proper form (except to determine if the Indenture Trustee is the assignee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded. The Indenture Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Indenture Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Home Equity Loan.

         (b) If the Indenture Trustee during such 45-day period finds any document constituting a part of a Mortgage File which is not executed, has not been received, or is unrelated to the Home Equity Loans identified in the Schedule of Home Equity Loans, or that any Home Equity Loan does not conform to the description thereof as set forth in the Schedule of Home Equity Loans, the Indenture Trustee shall promptly so notify the Sponsor, Depositor, FGT, the Noteholders and the Note Insurer. In performing any such review, the Indenture Trustee may conclusively rely on FGT as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the review of the items delivered by FGT pursuant to Section 3.01(c)(i) of the Loan Sale Agreement is limited solely to confirming that the documents listed in
Section 3.01(c)(i) of the Loan Sale Agreement have been executed and received, relate to the Mortgage Files identified in the Schedule of Home Equity Loans and conform to the description thereof in the Schedule of Home Equity Loans.

         (c) Final Certification. In addition to the foregoing, the Indenture Trustee also agrees to make a review during the 12th month after the Closing Date and deliver to the Sponsor, the Note Insurer and the Master Servicer a final certification in the form attached hereto as Exhibit E (the "Final Certification") indicating the current status of the exceptions previously indicated on the Home Equity Loan Certification. After delivery of the Final Certification, the Indenture Trustee shall provide to the Note Insurer no less frequently than monthly updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

         (d) In giving each of the Initial Certification and the Final Certification, neither the Indenture Trustee nor the Custodian shall be under any duty or obligation (1) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereto are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face or (2) to determine whether any Mortgage File should include a flood insurance policy, any rider, addenda, surety or guaranty agreement, power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

         (e) Recordation Report. In the event that the Home Equity Loans are required to be recorded in accordance with the provisions of the Loan Sale Agreement, no later than the fifth Business Day of each third month, commencing in June 1998, the Indenture Trustee shall cause the Custodian to deliver to the Master Servicer and the Note Insurer a recordation report dated as of the first day of such month, identifying those Home Equity Loans for which it has not yet received (1) an original recorded Mortgage or a copy thereof certified to be true and correct by the public recording office in possession of such Mortgage or (2) an original recorded Assignment of the Mortgage to the Indenture Trustee and any required intervening Assignments or a copy thereof certified to be a true and correct copy by the public recording office in possession of such Assignment.

         Section 6.16. Indenture Trustee Fees and Expenses.

         The Indenture Trustee shall be entitled to receive the Indenture Trustee Fee (which should not be limited by any provision of law in regard to the compensation of a trustee of an express trust) on each Payment Date as provided herein. The Indenture Trustee also shall be entitled, pursuant to the provisions of Section 4.03 of the Servicing Agreement, to (i) payment of or reimbursement for expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Agreement (including but not limited to the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) as provided in the Servicing Agreement, and (ii) indemnification against losses, liability and expenses, including reasonable attorney's fees, incurred, arising out of or in connection with this Agreement and the Notes as provided in the Servicing Agreement.

                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

         Section 7.01. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.

         (a) The Issuer shall furnish or cause to be furnished to the Indenture Trustee (i) semiannually, not less than 45 days nor more than 60 days after the Payment Date occurring closest to six months after the Closing Date and each Payment Date occurring at six-month intervals thereafter, all information in the possession or control of the Issuer, in such form as the Indenture Trustee may reasonably require, as to names and addresses of the Holders of Notes, and (ii) at such other times, as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         (b) in addition to furnishing to the Indenture Trustee the Noteholder lists, if any, required under subsection (a), the Issuer shall also furnish all Noteholder lists, if any, required under Section 3.03 at the times required by
Section 3.03.

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

         Section  7.02.   Preservation   of   Information;   Communications   to
Noteholders.

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list, if any, furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of the Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section
7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         Section 7.03. Reports by Indenture Trustee.

         (a) Within 60 days after December 31 of each year (the "reporting date"), commencing with the year after the issuance of the Notes, (i) the Indenture Trustee shall, if required by TIA Section 313(a), mail to all Holders a brief report dated as of such reporting date that complies with TIA Section 313(a); (ii) the Indenture Trustee shall, to the extent not set forth in the Payment Date Statement pursuant to Section 2.08(d), also mail to Holders of Notes and the Note Insurer with respect to which it has made advances, any reports with respect to such advances that are required by TIA Section 313(b)(2); and, the Indenture Trustee shall also mail to Holders of Notes and the Note Insurer any reports required by TIA Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA Sections 313(a)(2), 313(b)(1) (if applicable), or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the Note Balance of the then Outstanding Notes covered by the report.

         (b) A copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of Notes and the Note Insurer be filed by the Indenture Trustee with the Commission and with each securities exchange upon which the Notes are listed. The Issuer will notify the Indenture Trustee when the Notes are listed on any securities exchange.

         (c) In order that the Issuer may satisfy its reporting requirements set forth in Section 7.04 in a timely manner, the Indenture Trustee shall provide the Underwriter and its legal advisors with a copy on diskette of all information in the possession of the Indenture Trustee and required to be included in the monthly reports on Form 8-K which the Issuer is obliged to file with the Commission under the Exchange Act.

         Section 7.04. Reports by Issuer.

         The Issuer (a) shall deliver to the Indenture Trustee within 15 days after the Issuer is required to file the same with the Commission copies of the annual reports, each of the monthly reports on Form 8-K required under the Exchange Act, and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Issuer is required to file with the Commission pursuant to

Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and (b) shall also comply with the other provisions of TIA Section 314(a).

                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

         Section 8.01. Collection of Moneys.

         Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture.

         If the Indenture Trustee shall not have received the Monthly Remittance Amount by close of business on any related Monthly Remittance Date, the Indenture Trustee shall, unless the Issuer or the Master Servicer shall have made provisions satisfactory to the Indenture Trustee for delivery to the Indenture Trustee of an amount equal to such Monthly Remittance Amount, deliver a notice, with a copy to the Note Insurer, to the Issuer and the Master Servicer of their failure to remit such Monthly Remittance Amount and that such failure, if not remedied by the close of business on the Business Day after the date upon which such notice is delivered to the Master Servicer, shall constitute an event of default under the Servicing Agreement. If the Indenture Trustee shall subsequently receive any such Monthly Remittance Amount by 2:00 p.m. Eastern Time on such Business Day, such Event of Default shall not be deemed to have occurred. Notwithstanding any other provision hereof, the Indenture Trustee shall deliver to the Issuer or the Master Servicer, or their respective designee or assignee, any Monthly Remittance Amount received with respect to a Home Equity Loan after the related Monthly Remittance Date to the extent that the Issuer or the Master Servicer, respectively, previously made payment or provision for payment with respect to such Monthly Remittance Amount in accordance with this Section 8.01, and any such Monthly Remittance Amount shall not be deemed part of the Trust Estate.

         Except as otherwise expressly provided in this Indenture and the Servicing Agreement, if, following delivery by the Indenture Trustee of the notice described above, the Master Servicer shall fail to remit the Monthly Remittance Amount on any Monthly Remittance Date, the Indenture Trustee shall deliver a second notice to the Master Servicer, the Issuer and the Note Insurer by 2:00 p.m. Eastern Time on the third Business Day prior to the related Payment Date indicating that an event of default occurred and is continuing under the Servicing Agreement. Thereupon, the Indenture Trustee shall take such actions as are required of the Indenture Trustee under Article VI of the Servicing Agreement. In addition, if a default occurs in any other performance required under the Servicing Agreement, the Indenture Trustee may, and upon the request of the Note Insurer or, with the consent of the Note Insurer, the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes shall, take such action as may be appropriate to enforce such payment or performance including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V.

         Section 8.02. Establishment of Accounts.

         The Issuer hereby directs the Indenture Trustee to establish for each Class of Notes at the Corporate Trust Office, one or more separate trust accounts that shall collectively be the "Note Account" for such Class on or before the Closing Date. The Issuer hereby further directs the Indenture Trustee to establish, at the Corporate Trust Office, a Reserve Account, a Pre-Funding Account and a Capitalized Interest Account on or before the Closing Date.

         Section 8.03. Note Accounts; Flow of Funds.

         (a) The Indenture Trustee shall promptly deposit in the related Note Account to the extent funds are made available to the Indenture Trustee hereunder (i) all Monthly Remittance Amounts for the related Group received by it from the Master Servicer pursuant to the Servicing Agreement, (ii) any other funds from any deposits for such Group to be made by the Master Servicer pursuant to the Servicing Agreement, (iii) any amount for such Group required to be deposited in the Note Account pursuant to Section 8.01, (iv) all amounts received pursuant to Section 8.04, (v) with respect to Group II, on the Payment Date occurring in July, 1998, the Pre-Funding Account Earnings transferred by the Indenture Trustee pursuant to Section 8.05(c) hereof, (vi) with respect to Group II, the Capitalized Interest Requirement to be transferred on such Payment Dates from the Capitalized Interest Account, pursuant to Section 8.05(d) hereof,
(vii) with respect to Group II, the portion of the amount, if any, to be transferred on such Payment Date from the Pre-Funding Account, pursuant to
Section 8.06(b)(vi) hereof and (viii) all other amounts for such Group received for deposit in the related Note Account, including the payment of any Loan Purchase for a Home Equity Loan in such Group Price received by the Indenture Trustee. All amounts that are deposited from time to time in a Note Account are subject to withdrawal by the Indenture Trustee for the purposes set forth in subsections (c) and (d) of this Section 8.03. All funds withdrawn from the Note Account pursuant to subsection (c) of this Section 8.03 for the purpose of making payments to the Holders of Notes shall be applied in accordance with
Section 3.04.

         (b) Amounts held in the Note Accounts shall remain uninvested. All income, if any, from moneys deposited in the Note Account shall be for the benefit of the Indenture Trustee and on each Payment Date, any such amounts may be released from the Note Account and paid to the Indenture Trustee as part of its compensation for acting as Indenture Trustee. Subject to Section 6.01, neither the Indenture Trustee nor the Master Servicer shall in any way be held liable by reason of any insufficiency in the Note Account.

         (c) On each Payment Date, the Indenture Trustee shall withdraw amounts on deposit in each Note Account and pay with respect to each Class of Notes, to the extent such funds are then on deposit in the related Note Account and immediately available, the following amounts, in the following order of priority, and each such payment shall be treated as having occurred only after all preceding payments have occurred:

                  (i) first, on each Payment Date from amounts then on deposit in the related Note Account, (A) to the Indenture Trustee, the Indenture Trustee Fee together with the Indenture Trustee Reimbursable Expenses, (B) to the Owner Trustee, the Owner Trustee Fee, (C) and provided no Note Insurer Default has occurred and is continuing to the
         Note Insurer, the related Note Insurer Premium for such Payment Date;

                  (ii) second, to the Note Insurer, out of amounts then on deposit in either Note Account, the aggregate amount necessary to reimburse the Note Insurer for any unreimbursed payments of Insured Payments (together with interest thereon at the Late Payment Rate specified in the Insurance Agreement) in respect of the Notes of either Class on prior Payment Dates and the amount of any unpaid Note Insurer Premiums for prior Payment Dates (together with interest thereon at the Late Payment Rate specified in the Insurance Agreement); provided, however, that the Note Insurer shall be paid unreimbursed Insured Payments and unpaid related Note Insurer Premiums (and any interest thereon) only after each Class of Noteholders has received Note Interest and any Overcollateralization Deficit with respect to such Payment Date;

                  (iii) third, to the Noteholders of a Class, out of amounts then on deposit in the related Note Account, the related Note Interest with respect to such Payment Date;

                  (iv) fourth, to the Noteholders of a Class, out of amounts then on deposit in the related Note Account, the amount of applicable Monthly Principal for the Notes of such Class with respect to such Payment Date, in reduction of the related Note Balance until such Note Balance is reduced to zero and on the Stated Maturity Date or the Redemption Date, an amount sufficient to reduce the outstanding Principal Balance of such Class of Notes to zero;

                  (v) fifth, to the Noteholders of a Class, out of amounts then on deposit in the Note Account of the other Class, any Note Interest for such Class remaining unpaid after application of clause (iii) above;

                  (vi) sixth, to the Noteholders of a Class, out of amounts then on deposit in the related Note Account, in reduction of the related Note Balance, the amount, if any, equal to the Excess Cash Payment with respect to the related Group and with respect to such Payment Date;

                  (vii) seventh, to the Noteholders of a Class, out of amounts then on deposit in the Note Account of the other Class, an amount equal to any Overcollateralization Deficit for such Class (after taking into account payments of related Monthly Principal and Excess Cash for such Class on such Payment Date) in reduction of the related Note Balance until such Note Balance is reduced to zero.

                  (viii) eighth, to the Note Insurer, out of amounts then on deposit in either Note Account, any amounts due and owing under the Insurance Agreement that are not described in clause (i) and (ii) above; and

                  (ix) ninth, out of amounts then on deposit in the related Note Account, an amount equal to the Reserve Account Requirement less the amount then on deposit in the

         Reserve Account for deposit in the Reserve Account until the Reserve Account Requirement is satisfied.

         (d) On or after each Payment Date, so long as the Indenture Trustee shall have prepared a Payment Date Statement in respect of such Payment Date and
(1) shall have made, or, in accordance with Section 3.03, set aside from amounts in the Note Account an amount sufficient to make, the payments required to be made as set forth in Section 8.03(c) as indicated in such Payment Date Statement, and (2) shall have set aside any amounts that have been deposited in the Note Account prior to such time that represent amounts that are to be used to make payments on the Notes on the next succeeding Payment Date, the cash balance, if any, then remaining in the Note Account shall be withdrawn from the Note Account by the Indenture Trustee and, so long as no Default or Event of Default shall have occurred and be continuing, shall be released from the lien of this Indenture and paid by the Indenture Trustee to the Issuer.

         (e) Any payments made by the Indenture Trustee to the Issuer pursuant to this Section 8.03 shall be remitted to the Certificate Distribution Account established and maintained pursuant to the Trust Agreement.

         (f) The Indenture Trustee shall reinvest amounts in the Principal and Interest Account at the direction of the Master Servicer in Eligible Investments. All income or other gains, if any, from investment of moneys deposited in the Principal and Interest Account shall be for the benefit of the Master Servicer and the Indenture Trustees shall release any such amounts from the Principal and Interest Account to the Master Servicer on each Monthly Remittance Date.

         (g) The Indenture Trustee shall, on each Payment Date, withdraw such amounts from the Reserve Account for payment to the Noteholders as set forth in
Section 8.19 hereof.

         Section 8.04. Claims against the Note Insurance Policy.

         (a) (i) Upon receipt of Insured Payments from the Note Insurer on behalf of Noteholders, the Indenture Trustee shall deposit such Insured Payments in the Policy Payments Account. On each Payment Date, pursuant to Section 8.18 hereof, such amounts will be transferred from the Policy Payment Account to the Note Account and the Indenture Trustee shall distribute such Insured Payments, or the proceeds thereof in accordance with Section 8.03(c), to the Noteholders.

                  (ii) The Indenture Trustee shall (i) receive for each Noteholder any Insured Payment from the Note Insurer and (ii) disburse the same to the Noteholders as set forth in Section 8.03(c). Insured Payments disbursed by the Indenture Trustee from proceeds of the Note Insurance Policy shall not be considered payment by the Issuer, nor shall such payments discharge the obligation of the Issuer with respect to such Notes and the Note Insurer shall be entitled to receive the Reimbursement Amount thereof. Nothing contained in this paragraph shall be construed so as to impose duties or obligations on the Indenture Trustee that are different from or in addition to those expressly set forth in this Agreement. The Note Insurer shall become the owner of such unpaid amounts due from the Issuer in respect of such Insured Payments as the deemed assignee and subrogee of such Noteholders and shall be entitled to receive the reimbursement in respect thereof.

                  (iii) The Indenture Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Indenture Trustee has actual knowledge, constituting a Preference Amount in respect of any payment made on the Notes. Each Noteholder that pays any amount pursuant to a Preference Amount theretofore received by such Noteholder on account of a Note will be entitled to receive reimbursement for such amounts from the
         Note Insurer in accordance with the terms of the Note Insurance Policy. Each Noteholder, by its purchase of Notes, and the Indenture Trustee hereby agree that, the Note Insurer (so long as no Note Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Amount direct all matters relating to such Preference Amount, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Amount and (ii) the posting of any surety, supersedeas or performance Note pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer shall be subrogated to the rights of the Indenture Trustee and each Noteholder in the conduct of any such Preference Amount, including, without limitation, all rights of any party to any adversary proceeding action with respect to any court order issued in connection with any such Preference Amount.

                  (iv) Each Noteholder, by its purchase of Notes, and the Indenture Trustee hereby agree that, unless a Note Insurer Default exists and is continuing, the Note Insurer shall have the right to direct all matters relating to the Notes in any proceeding in a bankruptcy of the Issuer, including without limitation any proceeding relating to a Preference Amount and the posting of any surety or Note pending any such appeal.

                  (v) With respect to a Preference Amount, the Indenture Trustee shall be responsible for procuring and delivering the items set forth in the Note Insurance Policy to the Note Insurer.

         (b) Unless a Note Insurer Default exists and is continuing, the Indenture Trustee shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests hereunder without limiting the rights or affecting the interests of the Noteholders as otherwise set forth herein.

         (c) The Indenture Trustee shall surrender the Note Insurance Policy to the Note Insurer for cancellation upon the expiration of the term of the Note Insurance Policy as provided in the Insurance Agreement.

         (d) With respect to any Payment Date on which an Insured Payment is required to be made, the Indenture Trustee shall deliver to the Note Insurer a Notice of Claim by no later than noon on the third Business Day prior to such Payment Date in the manner set forth in the Note Insurance Policy.

         Section 8.05. Pre-Funding Account and Capitalized Interest Account. (a) On the Closing Date, the Indenture Trustee, will deposit, on behalf of the Holders of the Class A-2 Notes and the Note Insurer, in the Pre-Funding Account, the Original Pre-Funded Amount and, on behalf of the Noteholders and the Note Insurer, in the Capitalized Interest Account, the Original Capitalized Interest Deposit.

         (b) On each Subsequent Transfer Date, the Sponsor shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account and release to the Transferor or an affiliate thereof an amount equal to 100% of the Principal Balance of the Subsequent Home Equity Loans transferred to the Issuer on such Subsequent Transfer Date upon satisfaction of the conditions set forth in
Section 3.03 of the Loan Sale Agreement with respect to such transfer.

         (c) On the final Pre-Funding Payment Date, the Indenture Trustee shall transfer from the Pre-Funding Account to [the Class A-2 Note Account] the Pre-Funding Account Earnings, if any, applicable to each such Payment Date.

         (d) On each Payment Date occurring during the Funding Period, the Indenture Trustee shall transfer from the Capitalized Interest Account to the related Note Account the related Capitalized Interest Requirement, if any, for such Payment Date.

         On the Payment Date which immediately follows the end of the Funding Period, and following any withdrawals from the Capitalized Interest Account on such Payment Date, the Capitalized Interest Account shall be closed and any remaining amount on deposit therein shall be paid to the Transferor.

         Section 8.06. General Provisions Regarding the Note Accounts and Home Equity Loans.

         (a) Each Note Account shall relate solely to the Notes of the related Class and to the Home Equity Loans in the related Group, Eligible Investments and other property securing the related Notes. Except to the limited extent permitted by Section ____, funds and other property in each Note Account shall not be commingled with the other Note Account or any other moneys or property of the Issuer or any Affiliate thereof. Notwithstanding the foregoing, the Indenture Trustee may hold any funds or other property received or held by it as part of a Note Account in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Issuer or an Affiliate), provided that such accounts are under the sole control of the Indenture Trustee and the Indenture Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to the related Note Account.

         (b) The Indenture Trustee shall, at all times while any Notes are Outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Indenture Trustee, all certificates or other instruments, if any, evidencing any investment of funds in the Note Accounts. The Indenture Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with the sale of any investment held in the Note Accounts, against delivery of the amount receivable in connection with any sale.

         Section 8.07. Releases of Defective Home Equity Loans.

         Upon notice or discovery that any of the representations or warranties of the Sponsor set forth in Section 4(b) and Exhibit B of the Loan Sale Agreement was materially incorrect or otherwise misleading with respect to any Home Equity Loan as of the time made, the Indenture Trustee shall direct the Sponsor to either (i) within 60 days after the Sponsor receives actual knowledge of such incorrectness, eliminate or otherwise cure the circumstance or condition in respect of which such representation or warranty was incorrect as of the time made, (ii) withdraw such Defective Home Equity Loan from the lien of this Indenture following the expiration of such 60-day period by depositing to the related Note Account an amount equal to the Loan Purchase Price for such Home Equity Loan or (iii) substitute a Qualified Replacement Home Equity Loan for such Defective Home Equity Loan and deposit any Loan Purchase Price required to be paid in connection with such substitution pursuant to [Section 7] of the Loan Sale Agreement, all as provided in [Section 7] of the Loan Sale Agreement. Upon any purchase of or substitution for a Defective Home Equity Loan by the Sponsor in accordance with [Section 7] of the Loan Sale Agreement, the Indenture Trustee shall deliver the Mortgage File relating to such Defective Home Equity Loan to the Sponsor, and the Issuer and the Indenture Trustee shall execute such instruments of transfer as are necessary to convey title to such Defective Home Equity Loan to the Sponsor from the lien of this Indenture.

         Section 8.08. Reports by Indenture Trustee to Noteholders; Access to Certain Information.

         On each Payment Date, the Indenture Trustee shall deliver the written report required by Section 2.08(d) to Noteholders of record as of the related Record Date (including the Clearing Agency, if any).

         The Indenture Trustee shall make available at its Corporate Trust Office, during normal business hours, for review by any Noteholder or any person identified to the Indenture Trustee as a prospective Noteholder, originals or copies of the following items: (a) the Indenture and any amendments thereto, (b) all Payment Date Statements delivered to the Issuer since the Closing Date, (c) any Officers' Certificates delivered to the Indenture Trustee since the Closing Date as described in the Indenture and (d) any Accountants' reports delivered to the Indenture Trustee since the Closing Date as required under the Servicing Agreement. Copies of any and all of the foregoing items will be available from the Indenture Trustee upon request; however, the Indenture Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies and shall not be required to provide such copies without reasonable assurances that such sum will be paid.

         Section 8.09. Trust Estate Mortgage Files.

         (a) The Indenture Trustee shall release Mortgage Files or portions thereof to the Master Servicer on the terms specified in the Servicing Agreement.

         (b) The Indenture Trustee shall, at such time as there are no Notes outstanding, release all of the Trust Estate to the Issuer (other than any cash held for the payment of the Notes pursuant to Section 3.03 or 4.02).

         Section 8.10. Amendment to Servicing Agreement.

         The Indenture Trustee may, without the consent of any Holder, enter into or consent to any amendment or supplement to the Servicing Agreement for the purpose of increasing the obligations or duties of any party other than the Indenture Trustee or the Holders of the Notes. The Indenture Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment: (i) unless the Indenture Trustee receives an Opinion of Counsel that the position of the Holders would not be materially adversely affected or written confirmation from the Rating Agencies that the then-current implied ratings on the Notes (without taking into account the Note Insurance Policy) would not be adversely affected by such supplement or amendment or (ii) if its own rights, duties or immunities would be adversely affected.

         Section 8.11. Delivery of the Mortgage Files Pursuant to Servicing Agreement.

         As is appropriate for the servicing or foreclosure of any Home Equity Loan, the Indenture Trustee shall cause the Custodian to deliver to the Master Servicer of such Mortgage the Mortgage Files for such Home Equity Loan upon receipt by the Indenture Trustee and the Custodian on or prior to the date such release is to be made of:

         (a) such Officers' Certificates, if any, as are required by the Servicing Agreement; and

         (b) a "Request for Release" in the form prescribed by the Servicing Agreement, executed by the Master Servicer, providing that the Master Servicer will hold or retain the Mortgage Files in trust for the benefit of the Indenture Trustee, the Note Insurer and the Holders of Notes.

         Section 8.12. Master Servicer as Agent.

         In order to facilitate the servicing of the Home Equity Loans by the Master Servicer of such Home Equity Loans, the Master Servicer of the Home Equity Loans has been appointed by the Issuer to retain, in accordance with the provisions of the Servicing Agreement and this Indenture, all Monthly Remittance Amount on such Home Equity Loans prior to their deposit into the related Note Account on or prior to the related Monthly Remittance Date.

         Section 8.13. Termination of Master Servicer.

         In the event of an event of default specified in Section 2.20 of the Servicing Agreement, the Indenture Trustee may, with the consent of the Note Insurer, and shall, upon the direction of the Note Insurer (or as otherwise provided in the Servicing Agreement), remove the Master Servicer as provided in
Section 2.20 of the Servicing Agreement. Upon the removal or resignation of the Master Servicer pursuant to Section 2,20 of the Servicing Agreement, the Indenture Trustee shall, after giving notice to the Note Insurer and the Backup Master Servicer, appoint the Backup Master Servicer as Master Servicer; provided, that the Note Insurer may direct the Indenture Trustee to appoint another party as Master Servicer. In the event the Backup

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

Master Servicer is prevented by law from acting as Master Servicer and the Note Insurer does not direct the appointment of a Master Servicer, the Indenture Trustee shall take the required steps to have an approved servicer appointed, as set forth in Section 2.20(g) of the Servicing Agreement, the Indenture Trustee shall assume all the duties of the Master Servicer (except as otherwise provided in the Servicing Agreement) until a successor Master Servicer has been appointed.

         Section 8.14. Opinion of Counsel.

         The Indenture Trustee shall be entitled to receive at least five Business Days' notice of any action to be taken pursuant to Sections 8.09(a) and 8.10, accompanied by copies of any instruments involved, and the Indenture Trustee shall be entitled to receive an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

         Section 8.15. Appointment of Custodians.

         The Indenture Trustee may, at no additional cost to the Issuer or to the Indenture Trustee, with the consent of the Issuer and the Note Insurer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Indenture Trustee. Each Custodian shall (i) be a financial institution supervised and regulated by the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Office of Thrift
Supervision, or the Federal Deposit Insurance Corporation; (ii) have combined capital and surplus of at least $10,000,000; (iii) be equipped with secure, fireproof storage facilities, and have adequate controls on access to assure the safety and security of the Mortgage Files; (iv) utilize in its custodial function employees who are knowledgeable in the handling of mortgage documents and of the functions of a mortgage document custodian; and (v) satisfy any other reasonable requirements that the Issuer may from time to time deem necessary to protect the interests of Noteholders and the Note Insurer in the Mortgage Files. Each Custodian shall be subject to the same obligations and standard of care as would be imposed on the Indenture Trustee hereunder assuming the Indenture Trustee retained the Mortgage Files directly. The appointment of one or more Custodians shall not relieve the Indenture Trustee from any of its obligations hereunder. If the Master Servicer is appointed as a Custodian in accordance with this Section 8.15, it shall fulfill its servicing and custodial duties and obligations through separate departments and, if it maintains a trust department, shall fulfill its custodial duties and obligations through such trust department.

         Section 8.16. Rights of the Note Insurer to Exercise Rights of Noteholders.

         By accepting its Notes, each Noteholder agrees that unless a Note Insurer Default exists, the Note Insurer shall have the right to exercise all rights of the Noteholders under this Agreement without any further consent of the Noteholders, including, without limitation:

         (i) the right to require the Master Servicer to effect foreclosures upon Home Equity Loans upon failure of the Master Servicer to do so;

         (ii) the right to require the Sponsor to repurchase or substitute for Defective Home Equity Loans pursuant to Section 8.07;

         (iii) the right to direct the actions of the Indenture Trustee during the continuance of an Event of Default; and

         (iv) the right to vote on proposed  amendments  to this  Indenture.

         In addition, each Noteholder agrees that, unless a Note Insurer Default exists, the rights specifically set forth above may be exercised by the Noteholders only with the prior written consent of the Note Insurer.

         Except as otherwise provided in Section 8.04 and notwithstanding any provision in this Indenture to the contrary, so long as a Note Insurer Default has occurred and is continuing, the Note Insurer shall have no rights to exercise any voting rights of the Noteholders hereunder, nor shall the Indenture Trustee be required to obtain the consent of, or act at the direction of, the
Note Insurer.

         Section 8.17. Trust Estate and Accounts Held for Benefit of the Note Insurer.

         The Indenture Trustee shall hold the Trust Estate and the Mortgage Files for the benefit of the Noteholders and the Note Insurer and all references in this Agreement and in the Notes to the benefit of Holders of the Notes shall be deemed to include the Note Insurer (provided there does not exist a Note Insurer Default).

         All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Noteholders shall also be sent to the Note Insurer.

         Section 8.18. Claims Upon the Policy; Policy Payments Account.

         (a) If on the third Business Day prior to any Payment Date, the funds then on deposit in the Note Account, together with amounts to be paid to the Noteholders from amounts then on deposit in the Reserve Account pursuant to
Section 8.19, are insufficient to pay the Insured Payments on such Payment Date, the Trustee shall give notice to the Note Insurer by telephone or telecopy of the amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the Endorsement of the Note Insurance Policy, to the Note Insurer and the Fiscal Agent (as defined in the Note Insurance Policy), if any, at or before 9:00 a.m., New York City time, on the second Business Day prior to such Payment Date.

(b) The Indenture Trustee shall establish a separate special purpose trust account for the benefit of the Noteholders and the Note Insurer referred to herein as the "Policy Payments Account" over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid under the Note Insurance Policy in the Policy Payments Account and distribute such amount only for purposes of payment to the Noteholders of the Insured Payments for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Indenture Trustee or the Issuer. Amounts paid under the Note Insurance Policy shall be transferred to the Note Account in accordance with the next succeeding paragraph and disbursed by the Indenture Trustee to Noteholders in accordance with Section 8.03. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Payments with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Notes to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Register and in the statement to be furnished to Noteholders pursuant to Section 8.03(c). Funds held in the Policy Payments Account shall not be invested by the Indenture Trustee.

         On any Payment Date with respect to which a claim has been made under the Insurance Policy, the amount of funds received by the Indenture Trustee as a result of any claim under the Insurance Policy, to the extent required to make the Insured Payment on such Payment Date shall be withdrawn from the Policy Payments Account and deposited in the Notes Account and applied by the Indenture Trustee, together with the other funds to be withdrawn from the Note Account, directly to the payment in full of the Insured Payment due on the Notes. Funds received by the Indenture Trustee as a result of any claim under the Note
Insurance  Policy  shall be  deposited  by the  Indenture  Trustee in the Policy
Payments Account and used solely for payment to the Noteholders may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Indenture Trustee or the Issuer. Any funds remaining in the Policy Payments Account on the first Business Day following a Payment Date shall be remitted to the Note Insurer, pursuant to the instructions of the Note Insurer, by the end of the next Business Day.

         (c) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Note from moneys received under the Note Insurance Policy. The Note Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Indenture Trustee.

         Section 8.19. Reserve Account.

         (a) On each Payment Date, the Indenture Trustee shall deposit in the Reserve Account such amounts described in Section 8.03(c)(ix) hereof.

         (b) Upon the written request of the Note Insurer, the Indenture Trustee shall withdraw from the Reserve Account and pay to the Note Insurer the amount requested, in satisfaction of (and not to exceed) the aggregate unreimbursed Insured Payments (together with interest thereon at the Late Payment Rate).

         (c) The Indenture Trustee shall, on each Payment Date, withdraw from the Reserve Account and pay to the Noteholders of the related Class, an amount in satisfaction of the related Note Interest and any Overcollateralization Deficit for such Class, to the extent such amounts are not paid after payment of amounts pursuant to Section 8.03(c) hereof; provided, that if amounts are payable to both classes pursuant to this Section 8.19(c) in an amount greater than the amount


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

then on deposit in the Reserve Account, such amount available will be distributed pro rata in proportion to the amount of the shortfall for each Class.

         (d) The Indenture Trustee shall, on each Payment Date, and after making all other transfers to and withdrawals from the Reserve Account, withdraw from the Reserve Account and deposit in the Certificate Distribution Account the excess, if any, of (i) the amount then on deposit in the Reserve Account over
(ii) the Reserve Account Requirement for such Payment Date.

         (e) Funds on deposit in the Reserve Account shall be invested by the Indenture Trustee in Eligible Investments, in each selected by the Master Servicer by a written direction or by oral direction, promptly confirmed in writing, provided, however, the Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments (other than as obligor under any Eligible Investment). All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the beneficiaries of the Reserve Account. Investment earnings on the Reserve Account shall be credited to the Reserve Account. Funds on deposit in the Reserve Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the day preceding each Payment Date. Funds deposited in the Reserve Account on the day which immediately precedes a Payment Date upon the maturity of any Eligible Investments are not required to be (but may be) invested overnight in accordance with the investment provisions contained herein. Earnings on such investments shall remain in the Reserve Fund for the benefit of the beneficiaries of the Reserve Account.

         (f) The Indenture Trustee agrees as follows with respect to the Eligible Investments, and the proceeds thereof, held from time to time in the Reserve Account:

                  (i) any Eligible Investment that is held in deposit accounts shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                  (ii) any Eligible Investment that constitutes Physical Property (as defined in the definition of Delivery) shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(14) of the UCC) acting solely for the Indenture Trustee;

                  (iii) any Eligible Investment that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book entry registration of such Eligible Investment as described in such paragraph; and

                  (iv) any Eligible Investment that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause
         (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security directly or through one or more securities intermediaries acting solely for the Indenture Trustee.

                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

         Section 9.01. Supplemental Indentures Without Consent of Noteholders.

         With the consent of the Note Insurer and without the consent of the Holders of any Notes, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

                  (3) to evidence the succession of another Person to the Issuer to the extent permitted herein, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (4) to add to the covenants of the Issuer, for the benefit of the Holders of all Notes and the Note Insurer or to surrender any right or power herein conferred upon the Issuer;

                  (5) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect in any material respect the interests of the Holders of the Notes or the Holders of the Certificates; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Holders of the Notes and the Note Insurer if the Person requesting the amendment obtains letters from the Rating Agencies that the amendment would not result in the downgrading or withdrawal of the implied ratings then assigned to the Notes (without taking into account the Note Insurance Policy); or

                  (6) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA.

         Section 9.02. Supplemental Indentures With Consent of Noteholders.

         With the consent of the Note Insurer and with the consent of Holders of Notes representing not less than a majority of the Note Balance of all Outstanding Notes of both Classes by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (1) change any Payment Date or the Stated Maturity Date of the Notes or reduce the principal amount thereof, the Note Interest Rate thereon or the Redemption Price with respect thereto, change the earliest date on which any Note may be redeemed at the option of the Issuer, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Note on or after the Stated Maturity Date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Note on or after the Stated Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date);

                  (2) reduce the percentage of the Note Balance of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

                  (3) modify any of the provisions of this Section, Section 5.13 or Section 5.17(b), except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (4) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (5) permit the creation of any lien other than the lien of this Indenture with respect to any part of the Trust Estate (except for Permitted Encumbrances) or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture;

                  (6) modify any of the provisions of this Indenture in such manner as to affect the calculation of the Required Payment Amount for any Payment Date (including the calculation of any of the individual components of such Required Payment Amount) or to affect rights of the Holders of the Notes to the benefits of any provisions for the mandatory redemption of Notes contained herein; or

                  (7) incur any indebtedness, other than the Notes, that would cause the Issuer or the Trust Estate to be treated as a "taxable mortgage pool" within the meaning of Code Section 7701(i).

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise. The Issuer shall cause executed copies of any Supplemental Indentures to be delivered to the Rating Agencies.

         Section 9.04. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes to which such supplemental indenture relates that have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

         Section 9.05. Conformity With Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

         Section 9.06. Reference in Notes to Supplemental Indentures.

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

         Section 9.07. Amendments to Governing Documents.

         The Indenture Trustee shall, upon Issuer Request, consent to any proposed amendment to the Issuer's governing documents, or an amendment to or waiver of any provision of any other document relating to the Issuer's governing documents, such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon receipt by the Indenture Trustee of:

                  (i) an Officers' Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is a true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied; and

                  (ii) written confirmation from the Rating Agencies that the implementation of the proposed amendment or waiver will not adversely affect their implied ratings of the Notes (without taking into account the Note Insurance Policy).

         Notwithstanding the foregoing, the Indenture Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

         Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                   ARTICLE X

                               REDEMPTION OF NOTES

         Section 10.01. Redemption.

         (a) Each Class of Notes may be redeemed in whole, but not in part, on the Payment Date following a Master Servicer Optional Termination Date upon the exercise by the Master Servicer of its rights under Section 5.01(b) of the Servicing Agreement; provided, however, that funds in an amount equal to the Redemption Price, plus any amounts owed to the Note Insurer under the Insurance Agreement, any unreimbursed Nonrecoverable Advances and any


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unreimbursed amounts due and owing to the Indenture Trustee hereunder, must have been deposited with the Indenture Trustee prior to the Indenture Trustee's giving notice of such redemption pursuant to Section 10.02 or the Issuer shall have complied with the requirements for satisfaction and discharge of the Notes specified in Section 4.01. Notice of the election to redeem the Notes shall be furnished to the Indenture Trustee not later than thirty (30) days prior to the Payment Date selected for such redemption, whereupon all such Notes shall be due and payable on such Payment Date upon the furnishing of a notice pursuant to
Section 10.02 to each Holder of such Notes and the Note Insurer. Any expenses associated with the compliance of the provisions hereof in connection with a redemption of the Notes shall be paid by the Note Insurer or the Master Servicer, depending upon which party redeems the Notes. In no event shall the
Note Insurer redeem the Notes unless the proceeds received from the Note Insurer would be not less than the greater of (x) the entire amount that would be payable to the Holders of the Notes, in full payment thereof on the Payment Date next succeeding the date of such Sale and (y) the fair market value of the Home Equity Loans as of the related Payment Date. Upon the redemption of a Class of Notes, Home Equity Loans for the related Group in the Trust Estate shall be released and delivered to the party requesting the redemption.

         (b) Upon receipt of the notice from the Master Servicer or the Note Insurer of its election to redeem the Notes pursuant to Section 10.01(a), the Indenture Trustee shall prepare and deliver to the Issuer, the Master Servicer and the Note Insurer, no later than the related Redemption Date, a Payment Date Statement stating therein that it has determined that the conditions to redemption at the option of the Master Servicer or Note Insurer have been satisfied and setting forth the amount, if any, to be withdrawn from the related Note Account and paid to the Master Servicer as reimbursement for Nonrecoverable Advances and such other information as may be required to accomplish such redemption.

         (c) Promptly following any such purchase, the Indenture Trustee will release the Mortgage Files to the Master Servicer, or otherwise upon their order, in a manner similar to that described in Section 3.01 of the Loan Sale Agreement.

         Section 10.02. Form of Redemption Notice.

         Notice of redemption shall be given by the Indenture Trustee in the name of and at the expense of the Issuer by first class mail, postage prepaid, mailed not less than ten days prior to the Redemption Date to each Holder of Notes to be redeemed, such Holders being determined as of the Record Date for such Payment Date, and to the Note Insurer.

         All notices of redemption shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price at which the Notes of such Series will be redeemed,

                  (3) the fact of payment in full on such Notes, the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02), and that no interest shall accrue on such Note for any period after the date fixed for redemption.



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         Failure to give notice of  redemption,  or any defect  therein,  to any
Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

         Section 10.03. Notes Payable on Optional Redemption.

         Notice of redemption having been given as provided in Section 10.02, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on such Redemption Price for any period after such Redemption Date; provided, however, that if such Redemption Price is not paid on the Redemption Date, the Note Balance shall, until paid, bear interest from the Redemption Date at the Note Interest Rate.

                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.01.             Compliance Certificates and Opinions.

         (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel, if requested by the Indenture Trustee, stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         (b) Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture, including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include and shall be deemed to include (regardless of whether specifically stated therein) the following:

                  (1) a statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.



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         (c)  In  furnishing  any  such  certificate,   opinion  or  letter,  an
Authorized Officer of the Owner Trustee may, without conducting any independent investigation, rely solely on a corresponding certificate, opinion or letter of the Master Servicer, the Depositor, the Sponsor, or any Certificateholder.

         Section 11.02. Form of Documents Delivered to Indenture Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trust may reasonably rely upon the opinion of such other counsel.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(2).

         Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.01(d).



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         Section 11.03. Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Notes.

         Section 11.04. Notices, etc., to Indenture Trustee, the Note Insurer and Issuer.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (1) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Indenture Trustee at its Corporate Trust Office and at The Chase Manhattan Bank, 450 W. 33rd Street, 15th Floor, New York, New York 10001, (212) 946-7148, Telecopy (212) 946-3240 Attention: Structured Finance Services; or

                  (2) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder (except as provided in Section 5.01(3) and (4)) if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at First Greensboro Home Equity Loan Trust 1998-1, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
         Attention:

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

         Corporate  Trust   Administration,   (302)  651-8882;   Telecopy  (302)
         651-1000, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer.

                  (3) the Note Insurer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to Financial Security Assurance, Inc., 350 Park Avenue, New York, New York 10022, Attention:
         Surveillance Department, Re: First Greensboro Home Equity Loan Trust 1998-1, (212) ___-____, Telecopy (212) 339-3518 or (212) 339-3529, or
         at any other address previously furnished in writing to the Indenture Trustee by the Note Insurer; or

                  (4)  the  Depositor  by  the  Indenture   Trustee  or  by  any
         Noteholder  shall be  sufficient  for  every  purpose  hereunder  if in writing and mailed, first-class, postage paid, to Home Equity Securitization Corp., 301 South College Street, Charlotte, North Carolina 28202-6001 or at any other address previously furnished in writing to the Indenture Trustee by the Depositor; or

                  (5) the Sponsor or the Master Servicer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to First Greensboro Home Equity, Inc., 4830 Koger Blvd., Greensboro, North Carolina 27407, Attention: Robert Bennett, Jr., (336) 855-4925, Telecopy (336) 854-8609 or at any other address previously furnished in writing to the Indenture Trustee by the Sponsor or the Master Servicer; or

                  (6) the Underwriters by any party or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to (a) First Union Capital Markets, a division of Wheat First Securities, Inc., 301 South College Street, Charlotte, North Carolina 28202-6001, (704) 383-4900 Telecopy: (704)
         374-3105.

         Notices required to be given to the Rating Agencies by the Issuer or the Indenture Trustee shall be in writing, personally delivered or mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York, 10004, Attention: Asset Bankers Surveillance Department; or as to each of the foregoing, at such other address as shall be designed by written notice to the other parties.

         Section 11.05. Notices and Reports to Noteholders; Waiver of Notices.

         Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such


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notice or  report,  nor any  defect in any  notice or report so  mailed,  to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report that is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Section 11.06. Rules by Indenture Trustee.

         The Indenture Trustee may make reasonable rules for any meeting of Noteholders.

         Section 11.07. Conflict With Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

         Section 11.08. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.09. Successors and Assigns.

         All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         Section 11.10. Separability.

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.11. Benefits of Indenture.

         Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Note Insurer, any separate


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trustee or  Co-trustee  appointed  under Section 6.14 and the  Noteholders,  any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 11.12. Legal Holidays.

         In any case where the date of any Payment Date, Redemption Date or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of or interest on any Note and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         Section 11.13. Governing Law.

         IN VIEW OF THE FACT THAT NOTEHOLDERS ARE EXPECTED TO RESIDE IN MANY STATES AND OUTSIDE THE UNITED STATES AND THE DESIRE TO ESTABLISH WITH CERTAINTY THAT THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF A STATE HAVING A WELL-DEVELOPED BODY OF COMMERCIAL AND FINANCIAL LAW RELEVANT TO TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN, THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

         Section 11.14. Counterparts.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.15. Recording of Indenture.

         This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Issuer and at its expense in compliance with any Opinion of Counsel delivered pursuant to Section 2.11(c) or 3.06.

         Section 11.16. Issuer Obligation.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any



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such Person may have expressly  agreed (it being  understood  that the Indenture
Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         Section 11.17. No Petition.

         The Indenture Trustee, by entering into this Indenture, and each Noteholder and Beneficial Owner, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Transferor or the Issuer, or join in any institution against the Transferor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Operative Documents. In addition, the Indenture Trustee will on behalf of the holders of the Notes, (a) file a written objection to any motion or other proceeding seeking the substantive consolidation of the Sponsor with, the Transferor or the Issuer, (b) file an appropriate memorandum of points and authorities or other brief in support of such objection, or (c) endeavor to establish at the hearing on such objection that the substantive consolidation of such entity would be materially prejudicial to the Noteholders.

         This Section 11.17 will survive for one year and one day following the termination of this Indenture.

         Section 11.18. Inspection.

         The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee and the Note Insurer, during the Issuer's normal business hours, to examine all of books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Indenture Trustee or the Note Insurer, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Issuer hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Indenture Trustee of any right under this Section 11.18 shall be borne by the Issuer.

         Section 11.19. Usury.

         The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), that could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid as a result


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of an error on the part of both the Indenture  Trustee,  acting on behalf of the
Holder of such Note, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Holders of Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

         Section 11.20. Third Party Beneficiary.

         The Note Insurer is intended as a third party beneficiary of this Indenture shall be binding upon and inure to the benefit of the Note Insurer; provided that, notwithstanding the foregoing, for so long as a Note Insurer Default is continuing with respect to its obligations under the Note Insurance Policy, the Noteholders shall succeed to the Note Insurer's rights hereunder. Without limiting the generality of the foregoing, all covenants and agreements in this Indenture that expressly confer rights upon the Note Insurer shall be for the benefit of and run directly to the Note Insurer, and the Note Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Indenture.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee and the have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1,

                                By:      WILMINGTON TRUST COMPANY

                                         Not in its individual capacity,
                                         but solely as Owner Trustee



                                By: /s/ Don MacKelcan
                                    --------------------------------------
                                             Authorized Signatory





                                THE CHASE MANHATTAN BANK,

                                         Not in its individual capacity,
                                         but solely as Indenture Trustee



                                By: /s/ Ann Marie Jose
                                    --------------------------------------
                                    Name: Ann Marie Jose

                                    Title: Trust Officer

                                   SCHEDULE I

                          SCHEDULE OF HOME EQUITY LOANS

                                    EXHIBIT A

                                  FORM OF NOTE

                                   [SPECIMEN]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AND THE NOTE INSURANCE POLICY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

Date of Indenture: As of ______________    Original Note Balance: $____________
First Payment Date: _____________                         CUSIP No.: __________
Denomination:  $_____________________                             Note No.: A-1


                                FIRST GREENSBORO
                  HOME EQUITY LOAN BACKED NOTES, SERIES 1998-1


         First Greensboro Home Equity Loan Trust 1998-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ________________________________ ($___________) payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $________________ and the denominator of which is $________________ (this Note's
"Percentage Interest") by (ii) the aggregate amount, if any, payable from the related Note Account in respect of principal on the Class A-___ Notes pursuant to the Indenture dated as of June 1, 1998, between the Issuer and ___________________________________, National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Payment Date occurring in _____________ (the "Stated Maturity Date"), (ii) the Redemption Date, if any, pursuant to Article X of the Indenture or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Notes have been declared to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.

Capitalized terms used but not defined herein are defined in Article I of the Indenture and Appendix 1 attached thereto.

                                   [SPECIMEN]

         Pursuant to the terms of the Indenture, payments will be made on the 25th day of each month or, if such day is not a Business Day, on the Business Day immediately following such 25th day (each a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Note is registered at the close of business on the applicable Record Date, in an amount equal to the product of (a) the Percentage Interest evidenced by this Note and
(b) the sum of the amounts to be paid on the Class A-___ Notes with respect to such Payment Date, all as more specifically set forth in the Indenture.

         Notwithstanding the foregoing, in the case of Definitive Notes, upon written request at least five days prior to the related Record Date with appropriate instructions by the Holder of this Note (holding an aggregate initial Note Balance of at least $1,000,000), any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder reasonably satisfactory to the Indenture Trustee.

         Payments of principal and interest on the Notes will be made on each Payment Date to Noteholders of record as of the related Record Date. On each Payment Date, Noteholders will be entitled to receive interest payments in an aggregate amount equal to the related Note Interest for such Payment Date, together with principal payments in an aggregate amount equal to the related Monthly Principal plus, until the related Overcollateralization Amount is equal to the related Required Overcollateralization Amount, Excess Cash, if any, for the related Group and such Payment Date. The "Note Balance" of a Note as of any date of determination is equal to the initial principal balance thereof as of the Closing Date, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Asset Backed Notes, Series 1998-1, Class A-___, issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. Also issued under the Indenture are the Asset Backed Notes, Series 1998-1, Class A-___. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.

         The Class A-___ Notes are and will be equally and ratably secured by Home Equity Loans in the related Group and the other collateral related thereto pledged as security therefor as provided in the Indenture.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Stated Maturity Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee, at the direction or upon the prior written consent of Financial Security Assurance Inc. (the "Note Insurer") in the absence of a Note Insurer Default, or the Holders of the Notes representing not less than 50% of the Note Balance of the Outstanding Notes (with the prior written consent of the Note Insurer in the absence of a Note Insurer Default), shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

         Financial Security Assurance Inc. (the "Note Insurer"), in consideration of the payment of the premium and subject to the terms of the Note Guaranty Insurance Policy (the "Note Insurance Policy") thereby has unconditionally and irrevocably guaranteed the payment of the Insured Payments as described in the statement of insurance attached hereto.

         Pursuant to the Indenture, unless a Note Insurer Default exists (i) the
Note Insurer shall be deemed to be the holder of the Notes for certain purposes specified in the Indenture and will be entitled to exercise all rights of the Noteholders thereunder, including the rights of Noteholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Noteholders, and (ii) the Indenture Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction of the Note Insurer. In addition, on each Payment Date, after the Noteholders have been paid all amounts to which they are entitled, the Note Insurer will be entitled to be reimbursed for any unreimbursed Insured Payments, unreimbursed Premium Amounts (each with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement) and any other amounts owed under the Note Insurance Policy.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate and payments under the Note Insurance Policy will be sole source of payments on the Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate and the Note Insurance Policy as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Sponsor, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Notes pursuant to the Indenture.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Notwithstanding the foregoing, in the case of Definitive Notes, upon written request at least five days prior to the related Record Date with appropriate instructions by the Holder of this Note (holding an aggregate initial Note Balance of at least $1,000,000), any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder reasonably satisfactory to the Indenture Trustee. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes.

         As provided in the Indenture, the Notes may be redeemed in whole, but not in part, at the option of the Master Servicer, on any Payment Date on and after the date on which the Aggregate Principal Balance of the Home Equity Loans is less than 10% of the Aggregate Principal Balance of the Home Equity Loans as of the respective Cut-off Dates.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         The Note Registrar shall not register the transfer of this Note unless the Note Registrar has received a representation letter from the transferee to the effect that either (i) the transferee is not, and is not acquiring the Note on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement that is subject to Title I of the Employee Retirement Income Security Act or 1974, as amended, or Section 4975 of the Code or (ii) the acquisition and holding of this Note by the transferee qualifies for exemptive relief under a Department of

Labor  Prohibited  Transaction  Class  Exemption.   Each  Beneficial  Owner,  by
acceptance of a beneficial interest herein, shall be deemed to make one of the foregoing representations.

         Each Noteholder or Beneficial Owner, by acceptance of a Note or, in the case of a Beneficial Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Beneficial Owner, by acceptance of a Note or, in the case of a Beneficial Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Sponsor or the Issuer, or join in any institution against the Sponsor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Loan Sale Agreement, the Loan Transfer Agreement, the Servicing Agreement, the Management Agreement, the Insurance Agreement and the Indemnification Agreement (the "Operative Documents").

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Beneficial Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Note Insurer and the Holders of Notes representing a majority of the Note Balance of all Outstanding Notes. The Indenture also contains provisions permitting the (i) Note Insurer or (ii) if a
Note Insurer Default exists, the Holders of Notes representing specified percentages of the Note

Balance of Outstanding Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Note Insurer or by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the amendment thereof, in certain limited circumstances, or the waiver of certain terms and conditions set forth in the Indenture, without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         Initially, each Class of Notes will be represented by one Note registered in the name of CEDE & Co. as nominees of the Clearing Agency. The Notes will be delivered in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Notes are exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering the same.

         THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Unless the certificate of authentication hereon has been executed by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

DATE:  June 26, 1998


                            FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1



                            By:      WILMINGTON TRUST COMPANY, not in its
                            individual capacity but solely as Owner Trustee under the Trust Agreement

                            By:________________________________________

                                      Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

This is one of the Class A-___ Notes designated above and referred to in the within-mentioned Indenture.

Date:  June 26, 1998


                            THE CHASE MANHATTAN BANK,

                            Authenticating Agent


                            By:________________________________________

                                      Authorized Signatory

                             STATEMENT OF INSURANCE

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints________________________ , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________*/

Signature Guaranteed:

____________________________*/

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B

                              NOTE INSURANCE POLICY

                                    EXHIBIT C

                             FORM OF NOTICE OF CLAIM

                                    EXHIBIT D

                          FORM OF INITIAL CERTIFICATION



         WHEREAS, the undersigned is an Authorized Officer of The Chase Manhattan Bank, in its capacity as Indenture Trustee (the "Indenture Trustee") under that certain Indenture dated as of June 1, 1998 (the "Indenture") First Greensboro Home Equity Loan Trust 1998-1, as Issuer and Home Equity
Securitization Corp. as Depositor ("Depositor") and with reference to that certain Loan Sale Agreement dated as of June 1, 1998 ("Loan Sale Agreement") among the Depositor, First Greensboro Home Equity, Inc., as Sponsor ("Sponsor") and Master Servicer, First Owner's Trust, Inc., as Transferor (the "Transferor"), The Chase Manhattan Bank, as Indenture Trustee and First Greensboro Trust ("FGT"); and

         WHEREAS, the Indenture Trustee is required, pursuant to Section 3.02 of the Loan Sale Agreement, to review the Mortgage Files within a specified period following the Closing Day and to notify the Sponsor promptly of any defects with respect to the Pool, and the Sponsor is required to remedy such defects or take certain other action, all as set forth in Section 3.02(b) of the Loan Sale Agreement; and

         WHEREAS, Section 3.02 of the Loan Sale Agreement and Section 6.15(a) of the Indenture require the Indenture Trustee to deliver this Home Equity Loan Certification upon the satisfaction of certain conditions set forth therein.

         NOW, THEREFORE, the Indenture Trustee hereby certifies that it has determined that all required documents (or certified copies of documents listed in Section 3.01(c)(i) of the Loan Sale Agreement) have been executed or received, and that such documents relate to the Home Equity Loans identified in the Schedule of Home Equity Loans pursuant to Section 3.01(c) of the Loan Sale Agreement or, in the event that such documents have not been executed and received or do not so relate to such Home Equity Loans, any remedial action by the Sponsor pursuant to Section 3.02 of the Loan Sale Agreement has been completed. The Indenture Trustee makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements.

                                       THE CHASE MANHATTAN BANK, as
                                       Indenture Trustee





                                       By:_________________________________

                                       Title:_______________________________



                                       Dated: June 1, 1998

                                   APPENDIX 1
                                   DEFINITIONS


         "Act": With respect to any Noteholder, as defined in Section 11.03 of the Indenture.

         "Accountant": A Person engaged in the practice of accounting who (except when the Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

         "Addition Notice": With respect to the transfer of Subsequent Home Equity Loans to the Trust pursuant to Section 3.03 of the Loan Sale Agreement, notice given not less than five Business Days prior to the related Subsequent Transfer Date of the Transferor's designation of Subsequent Home Equity Loans to be sold to the Trust and the aggregate Loan Balance of such Subsequent Home Equity Loans.

         "Adjustment Date": With respect to an adjustable rate Home Equity Loan, the date on which a change to the Coupon Rate on a Home Equity Loan becomes effective.

         "Administrative Fee Amount": For each Group and any Payment Date, the sum of the related Servicing Fee, the related Indenture Trustee Fee, the related Owner Trustee Fee and the related Note Insurer Premium, each relating to such Payment Date.

         "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, relation to individuals or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent": Any Note Registrar, Paying Agent, Authenticating Agent or Custodian.

         "Aggregate Principal Balance": The aggregate of the Principal Balances of the Home Equity Loans in Group I, Group II or the Trust Estate, as applicable, as of the related Determination Date.

         "Annual Loss Percentage (Rolling Twelve Month)": With respect to each Class and as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the aggregate of the Realized Losses in the related Group as of the last day of the calendar month of each Remittance Period for the twelve immediately preceding Remittance Periods and the denominator of which is the outstanding principal balance of the Home Equity Loans of the related Group as of the first day of the twelfth preceding calendar month.

         "Appraisal": A written appraisal of a Mortgaged Property made by an appraiser holding all state certifications or licenses provided by the state in which the Mortgaged Property is located, which appraisal must be written, in form and substance, to FDIC, FNMA and FHLMC standards, and must meet the appraisal standards of the Uniform Standards of Professional Appraisal Practice.

         "Appraised Value": The appraised value of any Mortgaged Property based upon the appraisal made at the time of the origination of the related Home Equity Loan, or, in the case of a Mortgaged Property which was sold within twelve months of the time of Home Equity Loan origination, the lesser of the appraisal and the sales price of the Mortgaged Property.

         "Assignments": Collectively (i) the original instrument of assignment of a Mortgage, including any interim assignments, from the originator or any other holder of any Home Equity Loan to the Indenture Trustee (that in each case may, to the extent permitted by the laws of the state in which the related Mortgaged Property is located, be a blanket instrument of assignment covering other Mortgages and Mortgage Notes as well and that may also be an instrument of assignment running directly from the mortgagee of record under the related Mortgage to the Indenture Trustee).

         "Authenticating Agent": The Person, if any, appointed as Authenticating Agent by the Issuer pursuant to Section 6.14 of the Indenture, until any
successor   Authenticating   Agent  for  the  Notes  is  named,  and  thereafter
"Authenticating Agent" shall mean such successor. The initial Authenticating Agent shall be the Indenture Trustee. Any Authenticating Agent other than the Indenture Trustee shall sign an instrument under which it agrees to be bound by all of the terms of this Indenture applicable to the Authenticating Agent.

         "Authorized Officer": With respect to (i) the Indenture Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture, (ii) the Owner Trustee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer, any financial services officer or any other officer or employee of the Owner Trustee customarily performing functions similar to those performed by the above officers and (iii) any other Person, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture.

         "Available Funds": With respect to a Home Equity Loan Group and any Payment Date, the sum of the amounts described in clauses (a) through (h) below, less (i) the Administrative Fee Amount for such Group in respect of such Payment Date, (ii) Servicing Advances for such Group previously made that are reimbursable to the Master Servicer (other than those included in liquidation expenses for any Liquidated Loan in such Group and reimbursed from the related Liquidation Proceeds and from Insurance Proceeds) with respect to the related Remittance Period to the extent permitted by the Servicing Agreement and (iii) the aggregate amounts (A) deposited into the Principal and Interest Account and allocable to the related Group, or into the related Note Account that may not be withdrawn therefrom pursuant to a final and nonappealable order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the Bankruptcy Code and that would otherwise have been included in Available Funds on such Payment Date and (B) received by the Indenture Trustee that are recoverable and sought to be recovered from the Issuer as avoidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court of competent jurisdiction:

         (a) all scheduled payments of interest received with respect to the Home Equity Loans in such Group and due during the related Remittance Period and all other interest payments on or in respect of such Home Equity Loans received by or on behalf of the Master Servicer during the related Remittance Period, net of amounts representing interest due on such Home Equity Loans in respect of any period prior to the applicable Cut-Off Dates, plus any related Compensating Interest Payments and Delinquency Advances made by the Master Servicer in respect of the related Home Equity Loans and any net income from related REO Properties for such Remittance Period;

         (b) all scheduled payments of principal received with respect to the Home Equity Loans in such Group and due during the related Remittance Period and all other principal payments (including Prepayments) received or deemed to be received during the related Remittance Period;

         (c) the aggregate of any proceeds from or in respect of any policy of insurance covering a Mortgaged Property that are received during the related Remittance Period and applied by the Master Servicer to reduce the Principal Balance of the related Home Equity Loan ("Insurance Proceeds") (which proceeds will include any deductible payable by the Master Servicer with respect to a blanket insurance policy pursuant to the Servicing Agreement and the proceeds from any fidelity bond or errors and omission policy pursuant to the Servicing Agreement, net of any component thereof covering any expenses incurred by or on behalf of the Master Servicer and specifically reimbursable under the Servicing Agreement);

         (d) the aggregate of any Net Liquidation Proceeds for such Group collected by the Master Servicer during the related Remittance Period;

         (e) the aggregate of the Loan Purchase Prices received in respect of any Home Equity Loans in such Group that are required or permitted to be repurchased, released, removed or substituted by the Sponsor during or in respect of the related Remittance Period, to the extent such amounts are received by the Indenture Trustee on or before the related Monthly Remittance Date;

         (f) the aggregate of amounts deposited in the related Note Account by the Indenture Trustee, the Issuer or the Note Insurer during such Remittance Period in connection with redemption of the Notes in the related Class pursuant to Article X of the Indenture; and

         (g) with respect to Group II, the aggregate of amounts deposited in the Note Account from the Capitalized Interest Account and the Pre-Funding Account.

         "Backup Master Servicer": Calmco, Inc.

         "Backup Master Servicing Fee": Any amounts that are to be paid to the Backup Master Servicer by the Sponsor, pursuant to the Backup Servicing Fee Agreement.

         "Backup Master Servicing Standard": The same manner in which the Backup Master Servicer services and administers home equity loans similar to the Home Equity Loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar home equity loans, but without regard to: (i) any relationship that the Backup Master Servicer, any Sub-Servicer or any Affiliate of the Backup Master Servicer or any Sub-Servicer may have with the related Mortgagor; (ii) the ownership of any Note or Trust Certificate by the Backup Master Servicer or any Affiliate of the Backup Master Servicer; (iii) the Backup Master Servicer's obligation to make a Delinquency Advance or Servicing Advance; or (iv) the Backup Master Servicer's or any Sub-Servicer's right to receive compensation for its services under the Servicing Agreement or with respect to any other particular transaction.

         "Backup Servicing Fee Agreement": The agreement dated as of June 1, 1998 between the Sponsor and the Backup Master Servicer.

         "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

         "Beneficial Owner": With respect to a Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Clearing Agency for the Notes or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         "Best Efforts": Efforts determined to be in good faith and reasonably diligent by the Person performing such efforts, specifically the Issuer or the Master Servicer, as the case may be, in its reasonable discretion. Such efforts do not require the Issuer or the Master Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Issuer or the Master Servicer, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in the Indenture and the Servicing Agreement.

         "Book-Entry Notes": Any Notes registered in the name of the Clearing Agency or its nominee, ownership of which is reflected on the books of the Clearing Agency or on the books of a person maintaining an account with such Clearing Agency (directly or as an indirect participant in accordance with the rules of such Clearing Agency).

         "Book-Entry Termination": The time at which the book-entry registration of the Book-Entry Notes shall terminate, as specified in Section 2.13 of the Indenture.

         "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in New York, New York, Greensboro, North Carolina, Austin, Texas (if the Backup Master Servicer becomes the successor Master Servicer) or the city in which the Corporate Trust Office is located, are authorized or obligated by law, regulation, executive order or governmental decree to be closed.

         "Capitalized   Interest  Account":   With  respect  to  Group  II,  the
Capitalized Interest Account established in accordance with the Indenture and maintained by the Indenture Trustee.

         "Capitalized Interest Requirement": With respect to Group II, (i) as to any Pre-Funding Payment Date, interest for the number of days in the Interest Period on the Pre-Funded Amount as of the first day of the Remittance Period related to such Pre-Funding Payment Date at the Note Interest Rate for the applicable Interest Period(s) related to such Pre-Funding Payment Date and (ii) and with respect to each Group, as to the Payment Dates in July and August 1998, interest for the number of days in the Interest Period on the aggregate Principal Balance of the Home Equity Loans in such Group that do not have a payment due in June or July 1998, respectively as of the first day of the related Remittance Period at the related Note Interest Rate.

         "Capitalized Interest Amount": With respect to any Determination Date, the amount on deposit in the Capitalized Interest Account.

         "Certificate": A Certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form attached as Exhibit A to the Deposit Trust Agreement.

         "Certificate Distribution Account": As defined in the Deposit Trust Agreement.

         "Certificateholder": As defined in the Deposit Trust Agreement.

         "Class": The Class A-1 Notes and the Class A-2 Notes.

         "Class A-1 Notes": The First Greensboro Home Equity Loan Trust 1998-1 Asset Backed Notes, Series 1998-1, Class A-1.

         "Class A-2 Notes": The First Greensboro Home Equity Loan Trust 1998-1 Asset Backed Notes, Series 1998-1, Class A-2.

         "Clearing Agency": An organization registered as a "clearing agency" pursuant to Section 17A of the Securities and Exchange Act of 1934, as amended, and the regulations of the Commission thereunder and shall initially be The Depository Trust Company of New York, the nominee for which is Cede & Co.

         "Clearing Agency Participants": The entities for whom the Clearing Agency will maintain book-entry records of ownership and transfer of Book-Entry Notes, which may include securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations.

         "Closing Date": June 26, 1998, the date of initial issuance of the Notes.

         "Code": The Internal Revenue Code of 1986, as amended, and as may be further amended from time to time, as successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form and proposed regulations thereunder to the extent that, by reason of their proposed effective date, such proposed regulations would apply.

         "Combined Loan-to-Value Ratio": With respect to a Home Equity Loan is the ratio, expressed as a percentage, equal to the sum of (a) the original balance of the Home Equity Loan and (b) the outstanding balance of any senior lien mortgage divided by the lesser of (x) the Appraised Value or (y) the sales price of such Mortgaged Property if such property was sold within 12 months of the time of loan origination.

         "Commission": The Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

         "Compensating Interest": With respect to the prepayment in full of a Home Equity Loan, the difference between (x) the interest collected from the Mortgagor in connection with such payoff, and (y) the full month's interest at the Coupon Rate that would be due on the related Due Date for such Home Equity Loan; provided, however, that such amount shall not exceed the aggregate Servicing Fee for the related Remittance Period.

         "Corporate Trust Office": The principal office of the Indenture Trustee at which at any particular time its corporate trust business with respect to this Indenture shall be principally administered, which office at the date of the execution of this Indenture is located at The Chase Manhattan Bank, 450 W. 33rd Street, New York, NY 10001, Attention: Structured Finance Services.

         "Coupon Rate": The rate of interest borne by each Mortgage Note.

         "Cram Down Loss": With respect to a Home Equity Loan, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the Principal Balance or the Coupon Rate of such Home Equity Loan, the amount of such reduction. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

         "Cumulative Loss Percentage": As of any date of determination, the aggregate of all Realized Losses since the Cut-Off Date as a percentage of the sum of the Initial Aggregate Principal Balance of the applicable Group and the aggregate Principal Balances of all Subsequent Home Equity Loans applicable to such Group.

         "Cumulative Loss Test": The Cumulative Loss Test for each period indicated below is satisfied if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below:

                      Monthly Remittance Dates                Cumulative
         from and including             to and including   Loss Percentage
         ------------------             ----------------   ---------------
         December 2000                  November 2001           1.00%
         December 2001                  November 2002           1.60%
         December 2002                  November 2002           2.10%
         December 2003 and thereafter                           2.60%

         "Current Note Balance": With respect to any Note as of any date of determination, the original principal amount of such Note, reduced by all prior payments (including Insured Payments), if any, made with respect to principal of such Note.

         "Custodian": A Person who is at any time appointed by the Indenture Trustee pursuant to Section 8.15 of the Indenture as a document custodian for the Mortgage Files, which Person shall not be the Issuer or an Affiliate of the Issuer. The Custodian shall initially be The Chase Manhattan Bank, N.A.

         "Cut-Off Date": With respect to (i) each Initial Home Equity Loan, June 1, 1998, and (ii) with respect to each Subsequent Home Equity Loan, the later of
(x) the first day of the month in which such Home Equity Loan was transferred to the Issuer and (y) the date of origination if any such Home Equity Loan is originated in the month of the related Subsequent Transfer Date.

         "Daily Collections": All principal and interest collections on the Home Equity Loans due after the Cut-Off Date, including any Prepayments and Net Liquidation Proceeds, other recoveries or amounts related to the Home Equity Loans received by the Master Servicer and any income from REO Mortgaged Properties, but net of (i) Net Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the sum of (a) the Principal Balance of the related Home Equity Loan immediately prior to liquidation, (b) accrued and unpaid interest on such Home Equity Loan (net of the related Servicing Fee) to the date of such liquidation (c) any Realized Losses incurred during the related Remittance Period and, (d) any related Servicing Advances, (ii) principal and interest due (and Prepayments collected) on the Home Equity Loans prior to the Cut-Off Date, excluding payments received and applied prior to the Cut-Off which are applicable to periods on and after the Cut-Off Date, (iii) reimbursements for Delinquency Advances and Servicing Advances pursuant to Section 2.08(d)(i)(D) of the Servicing Agreement and (iv) reimbursements for amounts deposited in the Principal and Interest Account representing payments of principal and/or interest on a Mortgage Note by a Mortgagor which are subsequently returned by a depository institution as unpaid,

         "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Defective Home Equity Loan": Any Home Equity Loan that is required to be repurchased or substituted by the Sponsor pursuant to the Loan Sale Agreement.

         "Definitive Notes": Notes other than Book-Entry Notes.

         "Deleted Home Equity Loan": A Home Equity Loan replaced or to be replaced by a Qualified Replacement Home Equity Loan.

         "Delinquency Advance": Any amount which the Master Servicer shall be required pursuant to the Servicing Agreement to remit to the Indenture Trustee for deposit to the Note Account out of the Master Servicer's own funds for any delinquent payment of interest with respect to each Delinquent Home Equity Loan in the related Group, which payment was not received on or prior to the related Monthly Remittance Date and was not theretofore advanced by the Master Servicer, unless the Master Servicer has determined, in its reasonable business judgment, that such advance would not be recoverable.

         "Delinquent": A Home Equity Loan is "Delinquent" if any payment due thereon is not made by the Mortgagor by the close of business on the related Due Date. A Home Equity Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

         "Delivery" when used with respect to any Eligible Investments means:

         (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(l)(i) of the UCC and are susceptible of physical delivery, transfer thereof by physical delivery to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee or its nominee or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102(4) of the UCC) transfer thereof (i) by the acquisition of possession by the Indenture Trustee of the "security certificate" (as defined in 8-102(16) of the UCC), or (ii) the Indenture Trustee or some person other than a "securities intermediary" (as defined in 8-102(14) of the UCC), either acquires possession of the security certificate on behalf of the Indenture Trustee or, having previously acquired possession of the certificate, acknowledges that it holds for the Indenture Trustee, or (iii) a securities intermediary acting on behalf of the Indenture Trustee acquires possession of the security certificate, only if the certificate is in "registered form" (as defined in 8-102(13) of the UCC) and has been specially indorsed to the Indenture Trustee by an effective "indorsement" (as defined in 8-102(l1) of the UCC) (all of the foregoing "Physical Property") and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian, and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of or a security interest in any such Eligible Investment to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;

         (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC, book-entry registration of such Eligible Investment to an appropriate Participant's Securities Account (as defined in such applicable federal regulations) maintained with a Federal Reserve Bank by a financial intermediary which is also a "Participant" pursuant to applicable federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee of the purchase by the Indenture Trustee of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee and as having been credited to a securities account in the name of the Indenture Trustee and indicating that such financial intermediary holds such Eligible Investment solely as agent for the Indenture Trustee; and

         (c) with respect to any Eligible Investment that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, (i) registration by the issuer of the Indenture Trustee as the registered owner, upon original issue or registration or transfer, or (ii) another person, other than a securities intermediary, either becomes the registered owner of the uncertificated security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee; and such additional or alternative procedures as may be or hereafter become requisite or appropriate to effect complete transfer of ownership of or a security interest in any such Eligible Investment to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof.

         "Deposit Trust Agreement" or "Trust Agreement": The Deposit Trust Agreement, dated as of June 1, 1998, among Home Equity Securitization Corp., as depositor, Wilmington Trust Company, as Owner Trustee, The Chase Manhattan Bank, as Trust Paying Agent, and the Master Servicer, pursuant to which the Issuer was formed and is governed.

         "Depositor":   Home  Equity  Securitization  Corp.,  a  North  Carolina
corporation.

         "Designated Depository Institution": With respect to the Principal and Interest Account, a trust account maintained by the trust department of a federal or state chartered depository institution acceptable to the Note Insurer, acting in its fiduciary capacity, having combined capital and surplus of at least $50,000,000; provided, however, that if the Principal and Interest Account is not maintained with the Indenture Trustee or Centura Bank, (i) such institution shall have a long-term debt rating of at least "A" by Standard & Poor's and "A2" by Moody's and (ii) the Master Servicer shall provide the Indenture Trustee and the Note Insurer with a statement, which the Indenture Trustee will send to the Holders of any Note or Certificate, identifying the location and account information of the Principal and Interest Account upon a change in the location of such account; provided, further, that at such time, if any, that Centura Bank, does not have a long-term debt rating of at least "BBB" by Standard & Poor's and "A3" by Moody's it will not be considered a Designated Depository Institution.

         "Determination Date": As to any Payment Date, the last day of the Remittance Period relating to such Payment Date.

         "Due Date": With respect to any Home Equity Loan, the date on which the Monthly Payment with respect to such Home Equity Loan is required to be paid pursuant to the related Mortgage Note exclusive of any days of grace.

         "Eligible Investments": The following are Eligible Investments:

         (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

         (b) Federal Housing Administration debentures;

         (c) FHLMC participation certificates which guaranty timely payment of principal and interest and senior debt obligations;

         (d)  consolidated  senior debt  obligations  of any  Federal  Home Loan
Banks;

         (e) FNMA mortgage-backed securities (other than stripped mortgage securities which are valued greater than par on the portion of unpaid principal) and senior debt obligations;

         (f) federal funds, certificates of deposit, time deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 by Standard & Poor's and P-1 by Moody's;

         (g) deposits of any bank or savings and loan association (the long-term deposit rating of which is Baa3 or better by Moody's and BBB by Standard & Poor's) which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are insured by the FDIC and held up to the limits insured by the FDIC;

         (h) repurchase  agreements  collateralized  by securities  described in
(a),  (c),  or (e)  above  with  any  registered  broker/dealer  subject  to the
Securities Investors Protection Corporation's jurisdiction and subject to applicable limits therein promulgated by Securities Investors Protection Corporation or any commercial bank, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed short-term or long-term obligation rated P-1 or Aa2, respectively, or better by Moody's and A-1+ or AA, respectively, or better by Standard & Poor's, provided:

                  (i)  a  master   repurchase   agreement  or  specific  written
         repurchase agreement governs the transaction, and

                  (ii) the securities are held free and clear of any lien by the Indenture Trustee or an independent third party acting solely as agent for the Indenture Trustee, and such third party is (a) a Federal Reserve Bank, (b) a bank which is a member of the FDIC and which has combined capital, surplus and undivided profits of not less than $125 million, or (c) a bank approved in writing for such purpose by the Note Insurer, and the Indenture Trustee shall have received written confirmation from such third party that it holds such securities, free and clear of any lien, as agent for the Indenture Trustee, and

                  (iii) a perfected first security interest under the Uniform Commercial Code, or book entry procedures prescribed at 31 CFR 306.1 et seq. or 31 CFR 350.0 et seq., in such securities is created for the benefit of the Indenture Trustee, and

                  (iv) the repurchase agreement has a term of thirty days or less and the Indenture Trustee will value the collateral securities no less frequently than weekly and will liquidate the collateral securities if any deficiency in the required collateral percentage is not restored within two business days of such valuation, and

                  (v) the fair  market  value of the  collateral  securities  in
         relation  to  the  amount  of  the  repurchase  obligation,   including
         principal and interest, is equal to at least 106%.

         (i) commercial paper (having original maturities of not more than 270 days) rated in the highest short-term rating categories of Standard & Poor's and Moody's;

         (j) investments in no load money market funds rated AAAm or AAAm-G by Standard & Poor's and Aaa by Moody's; and

         (k) any other investment permitted by each of the Rating Agencies and the Note Insurer;

         provided that no instrument described above shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that all instruments described hereunder shall mature at par on or prior to the next succeeding Payment Date unless otherwise provided in this Agreement and that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

         "Event of Default": As defined in Section 5.01 of the Indenture.

         "Excess Cash Payment": With respect to each Class of Notes and any Payment Date, the lesser of (i) the related Overcollateralization Deficiency Amount with respect to such Payment Date and (ii) the aggregate amount of Excess Cash with respect to the related Group and such Payment Date.

         "Excess Cash": With respect to a Group and any Payment Date, an amount equal to Available Funds for such Group and Payment Date, reduced by the sum of
(i) any amounts payable to the Note Insurer for Insured Payments with respect of a Group paid on prior Payment Dates and not yet reimbursed and for any unpaid Insurer Premiums for such Group in prior Payment Dates (in each case with interest thereon at the Late Payment Rate set forth in the Insurance Agreement) (and to the extent not covered by Available Funds for the other Group, such amounts with respect to the other Group), (ii) the Note Interest for the related Class and Payment Date (and to the extent not covered by Available Funds for the other Group, such amounts with respect to the other Group), (iii) the Monthly Principal for the related Class and Payment Date and (iv) with respect to Group II and the first payment date following the end of the Funding Period, all amounts remaining in the Pre-Funding Account to the extent not used to purchase Subsequent Home Equity Loans during such Funding Period.

         "FDIC":  The  Federal  Deposit  Insurance   Corporation,   a  corporate
instrumentality of the United States, or any successor thereto.

         "FEMA": The Federal Emergency Management Agency and its successors in interest.

         "FGCC": First Greensboro Capital Corporation, a Tennessee corporation, and Seller pursuant to the Loan Sale Agreement.

         "FGT": First Greensboro Trust, a Delaware trust, wholly owned by the Transferor and formed pursuant to the FGT Trust Agreement.

         "FGT Trust Agreement": The trust agreement between the Transferor and Wilmington Trust Company, dated as of June 1, 1998.

         "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

         "Final Certification": A certification as to the completeness of each Mortgage File prepared by the Custodian on behalf of the Indenture Trustee, and provided by the Indenture Trustee on or before the first anniversary of the Closing Date pursuant to Section 6.15(b) of the Indenture.

         "Final Recovery Determination": With respect to any defaulted Home Equity Loan or REO Property (other than a Home Equity Loan purchased by the Sponsor, the Transferor, the Depositor or the Master Servicer), a determination made by the Master Servicer that all Liquidation Proceeds which the Master Servicer, in its reasonable business judgment expects to be finally recoverable in respect thereof have been so recovered or that the Master Servicer believes in its reasonable business judgment the cost of obtaining any additional recoveries therefrom would exceed the amount of such recoveries.

         "First Mortgage Loan": A Home Equity Loan which constitutes a first priority mortgage lien with respect to any Mortgaged Property.

         "FNMA": The Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

         "FNMA Guide": FNMA's Servicing Guide, as the same may be amended by FNMA from time to time, and the Master Servicer (other than the Backup Master Servicer) shall elect to apply such amendments in accordance with Section 2.01 of the Loan Sale Agreement.

         "FOTI" or "First Owner's Trust, Inc.": First Owner's Trust, Inc., a Tennessee corporation.

         "Funding Period": The period commencing on the Closing Date and ending on the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000, (ii) the date on which a Master Servicer Termination Event occurs or (iii) July 31, 1998.

         "Grant": To assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Home Equity Loan and related Mortgage Files, a Permitted Investment, the Servicing Agreement, the Loan Sale Agreement, the Loan Transfer Agreement, or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, insurance proceeds, Loan Purchase Prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Gross Margin": With respect to an adjustable rate Home Equity Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the six-month London Interbank Offered Rate, as provided in the related Mortgage Note, to determine the Coupon Rate.

         "Group" or "Home Equity Loan Group": Group I or Group II, as the case may be.

         "Group I": The group of Home Equity Loans pledged to the Indenture Trustee and assigned to Group I, as reflected on the Home Equity Loan Schedule.

         "Group I Adjustable Rate Initial Home Equity Loan": The Group I Initial Home Equity Loans with adjustable Coupon Rates.

         "Group I Home Equity Loans": The Home Equity Loans assigned to Group I.

         "Group I Initial Aggregate Principal Balance": $72,650,717.11, the aggregate outstanding Principal Balance of the Group I Home Equity Loans as of the Cut-Off Date.

         "Group II": The group of Home Equity Loans pledged to the Indenture Trustee and assigned to Group II, as reflected on the Home Equity Loan Schedule.

         "Group II Adjustable Rate Initial Home Equity Loan": The Group II Initial Home Equity Loans with adjustable Coupon Rates.

         "Group II Home Equity  Loans":  The Home Equity Loans assigned to Group
II.

         "Group II Initial Aggregate Principal Balance": $75,332,394.79, the aggregate outstanding Principal Balance of the Group II Home Equity Loans as of the Cut-Off Date.

         "Highest Lawful Rate": As defined in Section 11.19 of the Indenture.

         "Home Equity Loans": Such home equity loans (including Initial Home Equity Loans and Subsequent Home Equity Loans) transferred and assigned to the Depositor pursuant to the Loan Sale Agreement, subsequently transferred by the Depositor to the Issuer pursuant to the Loan Transfer Agreement and Granted to the Indenture Trustee pursuant to the Indenture, together with any Qualified Replacement Home Equity Loans substituted therefor in accordance with the Loan Sale Agreement or the Indenture, as the case may be, the Home Equity Loans originally so held being identified in the Schedules of Home Equity Loans. The term "Home Equity Loan" includes the terms "First Mortgage Loan" and "Second Mortgage Loan." The term "Home Equity Loan" includes any Home Equity Loan which is Delinquent, which relates to a foreclosure or which relates to a Mortgaged Property which is REO Property prior to such Mortgaged Property's removal from the Trust Estate. Any home equity loan which, although intended by the parties to the Loan Sale Agreement, the Loan Transfer Agreement or the Indenture, as the case may be, to have been, and which purportedly was, transferred and assigned to the Depositor by FGT, or Granted to the Indenture Trustee by the Depositor, in fact was not transferred and assigned to the Depositor or Granted to the Indenture Trustee for any reason whatsoever, shall nevertheless be considered a "Home Equity Loan" for all purposes of this Agreement.

         "Home Equity Loan Pool": The pool of Home Equity Loans, consisting of the Home Equity Loans in Group I and the Home Equity Loans in Group II.

         "Indemnification Agreement": As defined in the Insurance Agreement.

         "Indenture": The indenture, dated as of June 1, 1998, between the Issuer and the Indenture Trustee pursuant to which the Home Equity Loans and certain other assets included in the Trust Estate are pledged as collateral for the Notes, and any supplements or amendments thereto.

         "Indenture Trustee": The Chase Manhattan Bank, a New York banking corporation, not in its individual capacity by solely as Indenture Trustee under this Indenture, a national banking association, and any Person resulting from or surviving any consolidation or merger to which it may be a party until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of the Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

         "Indenture Trustee Fee": With respect to each Class of Notes, the fee payable monthly to the Indenture Trustee on each Payment Date at one-twelfth of 0.0125% the Aggregate Principal Balance of the Home Equity Loans in the related Group as of the first day of the related Remittance Period.

         "Indenture Trustee's Reimbursable Expenses": Any amounts payable to the Indenture Trustee (not to exceed $50,000 in the aggregate from the Initial Cut-Off Date) pursuant to the Indenture as compensation for any loss, liability, or "unanticipated out-of-pocket" expense incurred or paid to third parties (excluding salaries paid to employees or allocable overhead, of the Indenture Trustee) in connection with the acceptance or administration of its trusts or the Notes, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard or its obligations and duties.

         "Independent": When used with respect to any specified Person means such a Person who (i) is in fact independent of the Issuer and any other obligor upon the Notes, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor, and (iii) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by an Issuer Order and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning of the Indenture.

         "Individual Note": A Note of an original principal amount of $1,000 (provided, however, one Note may be less than that amount); a Note of an original principal amount in excess of $1,000 shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such original principal amount by $1,000.

         "Initial Aggregate Principal Balance": Collectively, the Group I Initial Aggregate Principal Balance and the Group II Initial Aggregate Principal Balance.

         "Initial Certification": A certification as to the completeness of each Mortgage File prepared by the Custodian on behalf of the Indenture Trustee and provided by the Indenture Trustee on the Closing Date pursuant to Section 6.15(a) of the Indenture.

         "Initial Home Equity Loan": Each of the Home Equity Loans to be conveyed to the Depositor by FGT, and subsequently conveyed to the Trust by the Depositor on the Closing Date.

         "Initial Redemption Date": With respect to Group I and Group II, the first Payment Date following the Monthly Remittance Date on which the aggregate Principal Balances of the Home Equity Loans in the related Group, as of the close of business on the last day of the immediately preceding Remittance Period, has declined to 10% or less of the Maximum Collateral Amount.

         "Initial Required Overcollateralization Amount": With respect to either Group, the product of 4.75% and the applicable Maximum Collateral Amount.

         "Insurance Agreement": The Insurance and Indemnity Agreement dated as of June 1, 1998, among the Depositor, the Sponsor, the Master Servicer and the
Note Insurer, as it may be amended from time to time.

         "Insurance Policy": Any hazard, flood, title or primary mortgage insurance policy relating to a Home Equity Loan plus any amount remitted under
Section 2.11 of the Servicing Agreement.

         "Insurance Proceeds": With respect to each Group and any Monthly Remittance Date, proceeds paid by any insurer (other than the Note Insurer) and received by the Master Servicer during the related Remittance Period pursuant to any insurance policy covering a Home Equity Loan in such Group or the related Mortgaged Property, including any deductible payable by the Master Servicer with respect to a blanket insurance policy pursuant to
Section 2.03 of the Servicing Agreement and the proceeds from any fidelity bond or errors and omission policy pursuant to Section 2.11 of the Servicing Agreement, net of any component thereof covering any expenses incurred by or on behalf of the Master Servicer and specifically reimbursable under the Servicing Agreement.

         "Insured Payment": As to each Class of Notes and any Payment Date, the sum (without duplication) of (i) any shortfall in the amount required to pay the related Overcollateralization Deficit for such Payment Date from a source other than the Note Insurance Policy, (ii) any shortfall in the amount required to pay the related Note Interest for such Payment Date from a source other than the
Note Insurance Policy (iii) any shortfall in the amount required to pay the Preference Amount for such Payment Date and such Class from a source other than the Note Insurance Policy and (iv) on the Stated Maturity Date, the outstanding Principal Balance on each Class of Notes. Notwithstanding the foregoing, any amounts that the Note Insurer optionally pays under the Note Insurance Policy with respect to Realized Losses with respect to each Group shall be deemed to constitute Insured Payments for purposes of the inclusion thereof in the funds available for distribution on the related Class of Notes and for calculating the related Reimbursement Amount.

         "Interest Period": With respect to a Payment Date, the calendar month immediately preceding the month in which such Payment Date occurs. All calculations of interest on the Notes will be made on the basis of 360-day year consisting of twelve 30-day months.

         "Interest Remittance Amount": As of any Monthly Remittance Date, the sum, without duplication, of (i) all interest due during the related Remittance Period with respect to the Home Equity Loans, (ii) all Compensating Interest paid by the Master Servicer on such Monthly Remittance Date and (iii) the portion of the Substitution Amount relating to interest on the Home Equity Loans.

         "Issuance Fee": As defined in Section 9.01 of the Loan Sale Agreement.

         "Issuer": First Greensboro Home Equity Loan Trust 1998-1, as issuer of the Notes pursuant to the Indenture.

         "Issuer Order" and "Issuer Request": A written order or request of the Issuer signed on behalf of the Issuer by an Authorized Officer of the Owner Trustee or, in the case of such order or request required by Section 2.11 of the Indenture, by an Authorized Officer of the holder of the Certificate and delivered to the Indenture Trustee or the Authenticating Agent, as applicable.

         "Letter Agreement": The Letter of Representations to The Depository Trust Company from the Indenture Trustee and the Issuer dated June 26, 1998.

         "Liquidated Loan": A Home Equity Loan as to which a Final Recovery Determination has been made.

         "Liquidation Date": With respect to any Home Equity Loan, the date of the final receipt of all Liquidation Proceeds, Insurance Proceeds or other payments with respect to such Home Equity Loan.

         "Liquidation Proceeds": With respect to any Liquidated Loan, all amounts (including the proceeds of any Insurance Policy) recovered by the Master Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

                  "Loan Contribution Agreement": That certain agreement, dated as of June 1, 1998, among the Seller, FOTI and FGT, pursuant to which the Seller shall contribute the Home Equity Loans to FOTI, and FOTI shall contribute Home Equity Loans to FGT.

         "Loan Documents": As defined in the Loan Sale Agreement and the Indenture.

         "Loan File": As defined in the Loan Sale Agreement.

         "Loan Purchase Price": With respect to any Home Equity Loan required to be repurchased or substituted by the Sponsor pursuant to the Loan Sale Agreement or purchased by the Master Servicer on or prior to a Monthly Remittance Date pursuant to Section 2.10(b) of the Servicing Agreement, an amount equal to the Principal Balance of such Home Equity Loan as of the date of purchase (assuming that the Monthly Remittance Amount remitted by the Master Servicer on such Monthly Remittance Date has already been remitted), plus all accrued and unpaid interest on such Home Equity Loan at the Coupon Rate to but not including the date of such purchase together with (without duplication) the aggregate amounts of (i) all unreimbursed Delinquency Advances and Servicing Advances theretofore made with respect to such Home Equity Loan, (ii) all Delinquency Advances which the Master Servicer has theretofore failed to remit with respect to such Home Equity Loan and (iii) all reimbursed Delinquency Advances to the extent that reimbursement is not made from the Mortgagor or from Liquidation Proceeds from the respective Home Equity Loan.

         "Loan-to-Value Ratio": As of any particular date (i) with respect to any First Mortgage Loan, the percentage obtained by dividing the Appraised Value into the original principal balance of the Note relating to such First Mortgage Loan and (ii) with respect to any Second Mortgage Loan, the percentage obtained by dividing the Appraised Value as of the date of origination of such Second Mortgage Loan into an amount equal to the sum of (a) the remaining principal balance of the Senior Lien note relating to such First Mortgage Loan as of the date of origination of the related Second Mortgage Loan and (b) the original principal balance of the Note relating to such Second Mortgage Loan.

         "Loan Sale Agreement": That certain agreement, dated as of June 1, 1998, among the Sponsor, the Transferor, FGT and the Depositor pursuant to which the Home Equity Loans will be acquired from the Sponsor by the Depositor.

         "Loan Transfer Agreement": That certain agreement, dated as of June 1, 1998, among the Transferor and the Depositor, pursuant to which the Depositor conveyed the Home Equity Loans to the Depositor.

         "Manager": First Greensboro Home Equity, Inc.

         "Management Agreement": That certain agreement, dated as of June 1, 1998, between the Issuer and First Greensboro Home Equity, Inc. pursuant to which the Master Servicer, as manager, will perform certain obligations of the Issuer hereunder.

         "Master Servicer": With respect to any Home Equity Loan, First Greensboro Home Equity, Inc., as Master Servicer under the Servicing Agreement, and its permitted successors and assigns thereunder, including any successor Master Servicers appointed pursuant to Section 4.01 of the Servicing Agreement.

         "Master Servicer Optional Termination Date": With respect to a Group, the first Monthly Remittance Date on which the Aggregate Principal balance of the Home Equity Loans in such Group as at the end of the preceding Remittance Period has declined to 10% or less of the Maximum Collateral Amount with respect to such Group.

         "Master Servicer Loss Test": The Master Servicer Loss Test for any period set out below is satisfied if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below (provided, that for purposes of the calculation of the Master Servicer Loss Test, Realized Losses attributable solely to Cram Down Losses should be excluded from the calculation of Cumulative Loss Percentage):

                     Monthly Remittance Dates                   Cumulative
         from and including              to and including    Loss Percentage
         ------------------              ----------------    ---------------
         July 1998                       December 2000            1.65%
         January 2001                    December 2001            2.50%
         January 2002                    December 2002            3.35%
         January 2003 and thereafter                              4.05%


         "Master Servicer Remittance Report": As defined in Section 2.08 (d)(ii) of the Servicing Agreement.

         "Master Servicer Termination Event": As defined in Section 4.01(a) of the Servicing Agreement.

         "Master Servicer Termination Test": The Master Servicer Termination Test is satisfied for any date of determination thereof, if (x) the 60+ Delinquency Percentage (Rolling Three Month) for both Groups is less than 12.35%, (y) the Master Servicer Loss Test for both Groups is satisfied and (z) the Annual Loss Percentage (Rolling Twelve Month) for the twelve month period immediately preceding the date of determination for both Groups thereof is not greater than 1.10%.

         "Maturity": With respect to any Note, the date on which the entire unpaid principal amount of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity Date or by declaration of acceleration, call for redemption or otherwise.

         "Maximum Collateral Amount": With respect to either Group, the sum of the Initial Aggregate Principal Balance of all Home Equity Loans in such Group and the aggregate outstanding Principal Balance of any Subsequent Home Equity Loan as of the applicable Cut-Off Date with respect to such Group.

         "Maximum Rate": With respect to an adjustable rate Home Equity Loan, any absolute maximum Coupon Rate set by the provisions of the related Mortgage Note.

         "Minimum Rate": With respect to an adjustable rate Home Equity Loan, any absolute minimum Coupon Rate set by the provisions of the related Mortgage Note.

         "Monthly Payment": With respect to any Home Equity Loan and any Remittance Period, the payment of principal, if any, and interest due on the Due Date in such Remittance Period pursuant to the related Mortgage Note.

         "Monthly Principal": For each Class of Notes and any Payment Date, an amount equal to (a) Principal Remittance Amount for such Group reduced by (b) the amount of any Overcollateralization Reduction Amount with respect to such Payment Date and the related Class of Notes.

         "Monthly Remittance Amount": As of any Monthly Remittance Date, the sum of (i) the Interest Remittance Amount for such Monthly Remittance Date and (ii) the Principal Remittance Amount for such Monthly Remittance Date.

         "Monthly Remittance Date": With respect to each Class of Notes and any Payment Date, the 18th day of each month, or if such day is not a Business Day, on the preceding Business Day, commencing in July 1998.

         "Moody's": Moody's Investors Service, Inc. and its successors in interest.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Note.

         "Mortgage File": The documents delivered to the Indenture Trustee pursuant to Section 3.01(c)(i) of the Loan Sale Agreement pertaining to a particular Home Equity Loan and any additional documents required to be added to the Mortgage File pursuant to the Loan Sale Agreement.

         "Mortgage Note": The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Home Equity Loan.

         "Mortgage Portfolio Performance Test": The Mortgage Portfolio Performance Test is satisfied for any date of determination thereof if (x) the 60+ Delinquency Percentage (Rolling Three Month) for both Groups is less than 10.50%, (y) the O/C Loss Test for both Groups is satisfied and (z) the Annual Loss Percentage (Rolling Twelve Month) for the twelve month period immediately preceding the date of determination thereof for both Groups is not greater than or equal to 1.25%.

         "Mortgaged Property": The underlying property securing a Home Equity Loan.

         "Mortgagor": The obligor on a Mortgage Note.

         "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of expenses incurred by the Master Servicer (including unreimbursed Servicing Advances in connection with the liquidation of any defaulted Home Equity Loan and unreimbursed Delinquency Advances relating to such Home Equity
Loan). In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

         "Net Worth": For any fiscal quarter, the sum of the Master Servicer's assets reflected on a balance sheet for such fiscal quarter prepared in accordance with GAAP consistently applied minus the sum of the Master Servicer's liabilities required to be shown as such on a balance sheet for such fiscal quarter prepared in accordance with GAAP consistently applied.

         "Nonrecoverable Advance": Any Servicing Advance or Monthly Advance that, in the Master Servicer's reasonable judgment, would not be ultimately recoverable by the Master Servicer from late collections, Insurance Proceeds or Liquidation Proceeds on the related Home Equity Loan or otherwise, as evidenced by an Officer's Certificate delivered to the Note Insurer and the Indenture Trustee no later than the Business Day following the Master Servicer's determination thereof.

         "Note Account": With respect to each Class of Notes, the segregated trust account established and maintained in accordance with Section 8.02 of the Indenture and entitled "The Chase Manhattan Bank, as Indenture Trustee for First Greensboro Home Equity Loan Backed Notes, Series 1998-1, Class A-1 Note Account" or "The Chase Manhattan Bank, as Indenture Trustee for First Greensboro Home Equity Loan Backed Notes, Series 1998-1, Class A-2 Note Account" on behalf of the Noteholders and the Note Insurer.

         "Note Balance": With respect to each Class of Notes will equal, as of any Payment Date, the related Original Note Balance less all Monthly Principal and Excess Cash paid to the Noteholders of such Class on previous Payment Dates in reduction of the related Note Balance (exclusive, for the sole purpose of effecting the Note Insurer's subrogation rights, of payments made by the Note Insurer in respect of any Overcollateralization Deficit for the related Group under the Insurance Policy, except to the extent reimbursed to the Note Insurer pursuant to the Indenture).

         "Note Insurance Policy": The Financial Guaranty Insurance Policy (No. 50702-N), dated June 26, 1998, including any endorsements thereto, issued by the
Note Insurer for the benefit of the Noteholders, pursuant to which the Note Insurer guarantees payment of Insured Payments.

         "Note Insurer": Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York and any successor thereto, as issuer of the Note Insurance Policy.

         "Note Insurer Default": The existence and continuance of any of the following:

         (a) the Note Insurer fails to make a payment required under the Note Insurance Policy in accordance with its terms; or

         (b) the Note Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

         (c) a court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent, or receiver for the Note Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent, or receiver of the Note Insurer of all or any material portion of its property.

         "Note Insurer Parties": The Note Insurer or its respective agents, representatives, directors, officers or employees.

         "Note Interest": As to a Class of Notes and any Payment Date, the amount of interest payable to Holders of such Notes on such Payment Date, which amount shall be equal to interest at 1/12th of the related Note Interest Rate on the related Note Balance as of the preceding Payment Date (after giving effect to the payment, if any, in reduction of principal made on such Notes on such preceding Payment Date). All calculations of interest on the Notes will be computed on the basis of twelve thirty-day months and a year of 360 days.

         "Note Interest Rate": For the Class A-1 Notes, with respect to each Interest Period prior to the Initial Redemption Date, 6.53% per annum, and with respect to each Interest Period thereafter, a rate equal to 7.03% per annum. For the Class A-2 Notes, with respect to each Interest Period prior to the Initial Redemption Date, 6.55% per annum, and with respect to each Interest Period thereafter, a rate equal to 7.05% per annum.

         "Note Register": The register maintained pursuant to Section 2.06 of the Indenture.

         "Note Registrar": As defined in Section 2.06 of the Indenture.

         "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register, except that, solely for the purpose of taking any action under Section 5.02 of the Indenture or giving of any consent pursuant to this Indenture, any Note registered in the name of the Issuer, the Sponsor, the Master Servicer or the Depositor or any Persons actually known by a Responsible Officer of the Indenture Trustee to be an Affiliate of the Issuer, the Sponsor, the Master Servicer or the Depositor shall be deemed not to be Outstanding and the percentage interest evidenced thereby shall not be taken into account in determining whether Holders of the requisite percentage interests necessary to take any such action or effect any such consent have acted or consented unless the Issuer, the Sponsor, the Master Servicer, the Depositor or any such Person is an owner of record of all of the Notes.

         "Notes": The Class A-1 Notes and the Class A-2 Notes.

         "Notice of Claim": The notice required to be furnished by the Indenture Trustee to the Note Insurer in the event an Insured Payment is required to be paid under the Note Insurance Policy with respect to any Payment Date, in the form set forth as Exhibit C of the Indenture.

         "O/C Loss Test": The O/C Loss Test for any period set out below is satisfied if the Cumulative Loss Percentage during such period is satisfied does not exceed the percentage set out for such period below:

                            Monthly Remittance Dates             Cumulative
         from and including             to and including      Loss Percentage
         ------------------             ----------------      ---------------
         July 1998                      December 2000              1.30%
         January 2001                   December 2001              2.00%
         January 2002                   December 2002              2.60%
         January 2003 and thereafter                               3.10%


         "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Indenture Trustee.

         "Operative Documents" or "Basic Documents": Collectively, the Indenture, the Deposit Trust Agreement, the Servicing Agreement, the Loan Sale
Agreement,  the Loan Transfer Agreement,  the Loan Contribution  Agreement,  the
Note Insurance Policy, the Notes, the Certificates, the Management Agreement, the Insurance Agreement, and the Indemnification Agreement.

         "Opinion of Counsel": A written opinion of counsel reasonably acceptable to the Indenture Trustee and, in the case of opinions delivered to the Note Insurer, reasonably acceptable to it. Any expense related to obtaining an Opinion of Counsel for an action requested by a party shall be borne by the party required to obtain such opinion or seeking to effect the action that requires the delivery of such Opinion of Counsel, except in such instances where such opinion is at the request of the Indenture Trustee, in which case such expense shall be an expense of the Master Servicer.

         "Original Capitalized Interest Deposit": $______________.

         "Original Group II Pre-Funded Amount": $27,017,605.21, approximately.

         "Original  Note  Balance":  The  principal  balance of the Notes at the
issue  date  thereof,   equal  to  $72,650,000  for  the  Class  A-1  Notes  and
$102,350,000 for the Class A-2 Notes.

         "Outstanding": As of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

         (i) Definitive Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

         (ii) Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made;

         (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

         (iv) Notes alleged to have been destroyed, lost or stolen that have been paid as provided for in Section 2.07 of the Indenture;

provided, however, that in determining whether the Holders of the requisite percentage of the Note Balance of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes or any Affiliate of the Issuer, the Sponsor, the Master Servicer or the Depositor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of the Issuer, the Sponsor, the Master Servicer or the Depositor or such other obligor; provided, further, however, that Notes that have been paid with the proceeds of the Note Insurance Policy shall be deemed to be Outstanding for the purposes of the Indenture, such payment to be evidenced by written notice from the Note Insurer to the Indenture Trustee, and the Note Insurer shall be deemed to the Holder thereof to the extent of any payments thereon made by the Note Insurer.

         "Overcollateralization Amount": For each Class of Notes and any Payment Date, as of any Payment Date, the amount, if any, by which (x) the Aggregate Principal Balance of the Home Equity Loans in such Group as of the end of the related Remittance Period (and, with respect to Group II only, any amount on deposit in the Pre-Funding Account at such time disregarding any related Pre-Funding Account Earnings) exceeds (y) the Note Balance of the related Class of Notes as of such Payment Date after taking into account payments of Monthly Principal made on such Payment Date.

         "Overcollateralization Deficiency Amount": For each Class of Notes, with respect to any Payment Date, the excess, if any, of (i) the related Required Overcollateralization Amount applicable to such Payment Date over (ii) the related Overcollateralization Amount applicable to such Payment Date, (assuming the application of 100% of principal collections received during such Remittance Period but prior to taking into account the payment of any related Excess Cash Payments on such Payment Date).

         "Overcollateralization Deficit": With respect to each Class of Notes and any Payment Date, the amount, if any, by which (x) the related Note Balance, after taking into account all payments to be made on such Payment Date in reduction thereof, including any related Excess Cash Payments, exceeds (y) the sum of (i) the Aggregate Principal Balance of the Home Equity Loans in the related Group as of the end of the applicable Remittance Period, (ii) any amount on deposit in the Pre-Funding Account at such time exclusive of any Pre-Funding Account Earnings, and (iii) the Overcollateralization Amount for the other Class.

         "Overcollateralization Reduction Amount": With respect to each Class of Notes any Payment Date, an amount equal to the lesser of (x) the related Principal Remittance Amount with respect to such Payment Date and (y) the amount by which the applicable Overcollateralization Amount would exceed the Required Overcollateralization Amount (as specified in the Indenture) assuming that 100% of the related Principal Remittance Amount were to be applied as a payment of principal on the Notes.

         "Owner Trustee": Wilmington Trust Company, a Delaware banking corporation acting on behalf of the Issuer, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor owner trustee thereunder.

         "Owner Trustee Fee": The amounts due to the Owner Trustee under Article VII of the Trust Agreement.

         "Paying Agent": The Indenture Trustee or any other depository institution or trust company that is authorized by the Issuer pursuant to
Section 3.03 of the Indenture to pay the principal of, or interest on, any Notes on behalf of the Issuer, which agent, if not the Indenture Trustee, shall have signed an instrument agreeing to be bound by the terms of the Indenture applicable to the Paying Agent.

         "Payment Date": The 25th day of each month or, if any such day is not a Business Day, the Business Day immediately following such 25th day, beginning July 27, 1998.

         "Payment Date Statement": The statement prepared pursuant to Section 2.08(d) of the Indenture with respect to collection on or in respect of the Home Equity Loans in each Home Equity Loan Group and other assets of the Trust Estate and payments on or in respect of each Class of Notes, based upon the information contained in the Master Servicer Remittance Report prepared pursuant to the Servicing Agreement and setting forth the following information with respect to each Payment Date and each Home Equity Loan Group (to the extent the Master Servicer has made such information (other than the information described in clause (ii), (iii), (iv), (v) and (xiv) below) available to the Indenture Trustee):

         (i) the amount of such payment to Noteholders allocable to (x) Monthly Principal (separately setting forth Prepayments) and (y) any Excess Cash Payment;

         (ii) the amount of such payment to Noteholders of each Class allocable to Note Interest;

         (iii) the Note Balance for each Class, after giving effect to the payment of Monthly Principal and any Excess Cash Payment applied to reduce the Note Balance on such Payment Date;

         (iv) the amount of any Insured Payments for such Payment Date;

         (v) the Overcollateralization Amount, the then applicable Required Overcollateralization Amount and the Overcollateralization Deficit, if any, with respect to such Payment Date;

         (vi) the Aggregate Principal Balance of the Home Equity Loans in each Group as of the end of the related Remittance Period;

         (vii) the number and aggregate principal balances of Home Equity Loans in each Group (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business on the last Business Day of the calendar month immediately preceding the Payment Date, (d) the numbers and aggregate Principal Balances of all Home Equity Loans in each Group as of such Payment Date, after giving effect to any payment of principal on such Payment Date, as of the close of business on the last day of the Remittance Period immediately preceding the Payment Date and (e) the percentage that each of the amounts represented by clauses (a), (b) and (c) represent as a percentage of the respective amounts in clause (d);

         (viii) the status and the number and dollar amounts of all Home Equity Loans in each Group in foreclosure proceedings as of the close of business on the last Business Day of the calendar month immediately preceding such Payment Date, separately stating, for this purpose, all Home Equity Loans in each Group with respect to which foreclosure proceedings were commenced in the immediately preceding calendar month;

         (ix) the number of Mortgagors in each Group and the Principal Balances of the related Mortgages involved in bankruptcy proceedings as of the close of business on the last Business Day of the calendar month immediately preceding such Payment Date;

         (x) the cumulative Realized Losses for each Group incurred on the Home Equity Loans in each Group from the Closing Date to and including the Remittance Period immediately preceding the Payment Date;

         (xi) the amount of Net Liquidation Proceeds realized on the Home Equity Loans in each Group during the Remittance Period immediately preceding the Payment Date;

         (xii) the Annual Loss Percentage (Rolling Twelve Month) with respect to such Payment Date;

         (xiii) the 60+ Delinquency Percentage (Rolling Three Month) for each Group with respect to such Payment Date;

         (xiv) the aggregate amount of the related Monthly Servicing Fee paid to or retained by the Master Servicer for the related Remittance Period;

         (xv) the aggregate Principal Balance of the three largest outstanding Home Equity Loans in each Group subject to the Indenture as of the related Determination Date;

         (xvi) the total of any Substitution Amounts and any Loan Purchase Price amounts included in such distribution;

         (xvii) the weighted average Coupon Rate of the Home Equity Loans in each Group;

         (xviii) the amount of any Carry-Forward Amounts;

         (xix) during the Funding Period, the Loan Balance of the Subsequent Home Equity Loans added to the Trust during the related Remittance Period;

         (xx) during the Funding Period, the remaining Pre-Funded Amount as of the last day of the Remittance Period; and

         (xxi) such other information as the Note Insurer or any Owner may reasonably request with respect to Delinquent Home Equity Loans.

         In the case of  information  furnished  pursuant to subclauses  (i) and
(ii) above,  the amounts  shall be expressed as a dollar  amount per  Individual
Note.

         "Percentage Interest": With respect to a Note, the undivided percentage interest (carried to eight places rounded down) obtained by dividing the original principal balance of such Note by the Original Note Balance and multiplying the result by 100.

         "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Notes": With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.07 of the Indenture in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

         "Preference Amount": Any amounts previously distributed to a Noteholder which are recovered from such Holders as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Holders and for which there has been full compliance with the provisions of Section 12.02 of the Indenture.

         "Pre-Funded Amount": With respect to any Determination Date, the amount remaining on deposit in the Pre-Funding Account.

         "Pre-Funding   Account":   The  Pre-Funding   Account   established  in
accordance with Section 8.05 of the Indenture and maintained by the Indenture Trustee.

         "Pre-Funding Account Earnings": With respect to each Payment Date during the Funding Period, the actual investment earnings earned during the previous calendar month on the Pre-Funding Account during such period as calculated by the Indenture Trustee pursuant to Section 8.05 of the Indenture.

         "Pre-Funding Payment Date": Each Payment Date occurring during the Funding Period and the Payment Date occurring in the month (i) following the month in which such Funding Period ends if such period ends after the Payment Date in a month or (ii) in which such Funding Period ends, if such period ends prior to the Payment Date in a month.

         "Premium Amount": The amount payable monthly to the Note Insurer on each Payment Date in accordance with the Insurance Agreement.

         "Prepayment": Any payment of principal of a Home Equity Loan which is received by the Master Servicer in advance of the scheduled due date for the payment of such principal and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment, Substitution Amounts, the portion of the purchase price of any Home Equity Loan required to be repurchased or substituted by the Sponsor pursuant to the Loan Sale Agreement or purchased by the Master Servicer pursuant to 2.10(b) of the Servicing Agreement representing principal and the proceeds of any Insurance Policy which are to be applied as a payment of principal on the related Home Equity Loan shall be deemed to be Prepayments.

         "Prepayment Interest Shortfall": As to any Payment Dates, Home Equity Loan and Prepayment in full, the amount, if any, by which one month's interest at the related Coupon Rate on such Prepayment exceeds the amount of interest paid in connection with such Prepayment.

         "Preservation Expenses": Expenditures made by the Master Servicer in connection with a foreclosed Home Equity Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

         "Principal and Interest Account": The principal and interest account(s) the Master Servicer has created or caused to be created pursuant to Section 2.08(a) of the Servicing Agreement.

         "Principal Balance": With respect to each Home Equity Loan and as of any date of determination, the actual outstanding principal balance thereof on the related Cut-Off Date excluding payments of principal due prior to the Cut-Off Date or Subsequent Cut-Off Date, as the case may be, whether or not received, less any principal payments relating to such Home Equity Loan included in previous Monthly Remittance Amounts, provided, however, that the Principal Balance for any Home Equity Loan that has become a Liquidated Loan shall be zero as of the first day of the Remittance Period following the Remittance Period in which such Home Equity Loan becomes a Liquidated Loan, and at all times thereafter.

         "Principal Remittance Amount": As of any Monthly Remittance Date and with respect to each Group of Home Equity Loans, the sum, without duplication, of (i) the principal actually collected by the Master Servicer with respect to Home Equity Loans during the related Remittance Period, (ii) the Principal Balance of each such Home Equity Loan that was purchased from the Issuer during the related Monthly Remittance Period, to the extent such Principal Balance was actually deposited in the Principal and Interest Account, (iii) any Substitution Amounts relating to principal delivered by the Sponsor or Seller in connection with a substitution of a Home Equity Loan, to the extent such Substitution Amounts were actually deposited in the Principal and Interest Account during the related Monthly Remittance Period, (iv) the principal portion of all Net Liquidation Proceeds actually collected by the Master Servicer with respect to such Home Equity Loans during the related Remittance Period (to the extent such Net Liquidation Proceeds related to principal) and (v) with respect to Group II only, on the first Payment Date following the end of the Funding Period, all amounts remaining in the Pre-Funding Account to the extent not used to purchase Subsequent Home Equity Loans during such Funding Period.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Prospectus": The registration statement dated June 9, 1998, the Preliminary Prospectus Supplement and the Prospectus Supplement.

         "Prospectus  Supplement":  That  prospectus  supplement  dated June 22,
1998.

         "Qualified Replacement Home Equity Loan": A Home Equity Loan substituted for another pursuant to Section 6.01(a) and 3.02 of the Loan Sale Agreement, which (i) has a Coupon Rate at least equal to the Coupon Rate of the Home Equity Loan being replaced; (ii) is of the same property type or is a single family dwelling and the same occupancy status or is a primary residence as the Home Equity Loan being replaced, (iii) shall mature no later than _________ (iv) has a Loan-to-Value Ratio as of the Replacement Cut-Off Date no higher than the Loan-to-Value Ratio of the replaced Home Equity Loan at such time, (v) shall be of the same or higher credit quality classification (determined in accordance with the Sponsor's credit underwriting guidelines set forth in the Sponsor's underwriting manual) as the Home Equity Loan which such Qualified Replacement Home Equity Loan replaces, (vi) shall be a Home Equity Loan if the Home Equity Loan which such Qualified Replacement Home Equity Loan replaces was a First Home Equity Loan, (vii) has a Principal Balance as of the related Replacement Cut-Off Date equal to or less than the Principal Balance of the replaced Home Equity Loan as of such Replacement Cut-Off Date, (viii) shall not provide for a "balloon" payment if the related Home Equity Loan did not provide for a "balloon" payment (and if such related Home Equity Loan provided for a "balloon" payment, such Qualified Replacement Home Equity Loan shall have an original maturity of not less than the original maturity of such related Home Equity Loan). In the event that one or more home equity loans are proposed to be substituted for one or more Home Equity Loans, the Note Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Note Insurer, as evidenced by a written approval delivered to the Indenture Trustee by the Note Insurer, except that the requirements of clauses (i) and (iv) of the Indenture must be satisfied as to each Qualified Replacement Home Equity Loan.



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

         "Rating Agencies": Standard & Poor's and Moody's (each, a "Rating Agency"). If either such agency or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical credit rating agency, or other comparable Person, designated by the Master Servicer, notice of which designation shall be given to the Indenture Trustee.

         "Realized Loss": As to any Liquidated Loan (or, in the case of a Cram Down Loss a Home Equity Loan that is not a Liquidated Loan), the amount (not less than zero), if any, by which (A) the sum of (x) the Principal Balance thereof as of the date of liquidation, (y) the amount of accrued but unpaid interest thereon (to the extent that there are no outstanding advances for such interest by the Master Servicer) and (z) the amount of any Cram Down Loss with respect thereto is in excess of (B) the Net Liquidation Proceeds realized thereon applied in reduction of such Principal Balance.

         "Record Date": With respect to any Payment Date, the date on which the Persons entitled to receive any payment of principal of or interest on any Notes (or notice of a payment in full of principal) due and payable on such Payment Date are determined; such date shall be the last Business Day preceding such Payment Date or, with respect to Definitive Notes, the last Business Day of the month preceding the month of such Payment Date. With respect to a vote of Noteholders required or allowed under the Indenture, the Record Date shall be the later of (i) 30 days prior to the first solicitation of consents or (ii) the date of the most recent list of Noteholders furnished to the Indenture Trustee pursuant to Section 7.01(a) of the Indenture prior to such solicitation.

         "Redemption Date": The Payment Date, if any, on which the Notes are redeemed pursuant to Article X of the Indenture.

         "Redemption Price": With respect to any Note to be redeemed in whole or in part, an amount equal to 100% of the Current Note Balance of the Note to be so redeemed, together with accrued and unpaid interest on such amount at the
Note Interest Rate.

         "Registration Statement": The Registration Statement filed by the Depositor with the Securities and Exchange Commission (Registration Number 333-44409), including all amendments thereto and including the Prospectus relating to the Class A-1 and Class A-2 Notes.

         "Reimbursement Amount": As of any Payment Date, the sum of (x)(i) all Insured Payments previously paid to the Indenture Trustee by the Note Insurer and not previously repaid to the Note Insurer pursuant to Section 8.02(c) of the Indenture plus (ii) interest accrued on each such Insured Payment not previously repaid calculated pursuant to the terms of the Insurance Agreement and (y) any amounts then due and owing to the Note Insurer under the Insurance Agreement (including, without limitation, any unpaid Premium Amount relating to such Payment Date). The Note Insurer shall notify the Indenture Trustee, the Depositor, the Sponsor and the Seller of the amount of any Reimbursement Amount.

         "Relief Act Shortfalls": With respect to any Payment Date and any Home Equity Loan as to which ended calendar month as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, the amount, if any, by which (i) interest collectible on such Home


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

Equity Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Note.

         "Remittance Period": As to each Class of Notes and any Payment Date, the calendar month immediately preceding the month in which such Payment Date occurs.

         "REO Property": A Mortgaged Property acquired by the Master Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Home Equity Loan.

         "Replacement Cut-Off Date": With respect to any Home Equity Loan, the first day of the calendar month in which such Home Equity Loan is conveyed to the Issuer.

         "Required Overcollateralization Amount": With respect to each Class of Notes and a Payment Date (x) prior to the Stepdown Date, the amount which is equal to the Initial Required Overcollateralization Amount and (y) after the Stepdown Date (i) if the Stepdown Requirement is satisfied, the lesser of (A) the greater of (i) an amount equal to the Stepped Down Required Overcollateralization Amount for such Payment Date and (ii) 0.50% of the Maximum Collateral Amount or (B) the Initial Required Overcollateralization Amount or
(ii) if the Stepdown Requirement is not satisfied, the amount which is equal to the Initial Required Overcollateralization Amount; provided, however, that if on any Payment Date the Mortgage Portfolio Performance Test is not satisfied, then the Required Overcollateralization Amount for each Class of Notes will be unlimited during the period that such Mortgage Portfolio Performance Test is not satisfied; provided, further, however, that on the Payment Date in July, 1998, the Note Insurer may in a written notice provided to the Indenture Trustee, the Transferor, the Depositor and the Noteholders increase the amounts provided for in this definition to maintain the rating assigned to the Notes by the Rating Agencies without regard to the Note Insurance Policy as of the Closing Date; provided, further, that the Required Overcollateralization Amount may be amended by the Note Insurer and the Servicer without the consent of the Indenture Trustee or any Noteholder.

         "Required Payment Amount": With respect to each Class of Notes and any Payment Date, the Note Interest for such Payment Date plus the amount of any related Overcollateralization Deficit for such Payment Date.

         "Reserve Account": That certain agreement established pursuant to Section ___ of the Indenture for the benefit of the Note Insurer.

         "Reserve Account Requirement": On any Payment Date, an amount, which shall not be less than zero, equal to the excess of (x) the sum of (i) the Required Overcollateralization Amount for each Class and (ii) the sum of the Overcollateralization Deficit, if any, (without regard to clause (iii) in the definition of "Overcollateralization Deficit") for each Class of Notes over (y) the Overcollateralization Amount for each Class of Notes, provided, that the Required Overcollateralization Amount may be amended by the Note Insurer and the Servicer without the consent of Indenture Trustee or any Noteholder.

         "Responsible Officer": When used with respect to the Indenture Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice


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

Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture.

         "Sale": The meaning specified in Section 5.17 of the Indenture.

         "Schedule of Home Equity Loans": The schedules of Home Equity Loans, with respect to the Initial Home Equity Loans listing each Initial Home Equity Loan to be conveyed by the Depositor to the Trust on the Closing Date, and, with respect to Subsequent Home Equity Loans, listing each Subsequent Home Equity Loans conveyed to the Trust as of each Subsequent Transfer Date. The initial schedule of Home Equity Loans as of the Cut-Off Dates therefor is attached to the Servicing Agreement as Schedule 1. The Schedule of Home Equity Loans shall be amended from time to time by the Master Servicer to reflect the addition of Home Equity Loans to, and the removal of Home Equity Loans from, the Trust Estate pursuant to the Indenture. Such Schedules of Home Equity Loans shall identify each Home Equity Loan by the Master Servicer's loan number, borrower's name and address (including the state and zip code) of the Mortgaged Property and shall set forth as to each Home Equity Loan the lien status thereof, the Loan-to-Value Ratio and the Principal Balance as of the Cut-Off Date, the Coupon Rate thereof, the original Principal Balance thereof, the current scheduled monthly payment of principal and interest and the maturity date of the related Mortgage Note, occupancy status, Appraised Value and the original term-to-maturity thereof and whether or not such Home Equity Loan (including related Mortgage Note) has been modified. The Schedule of Home Equity Loans shall break out the Home Equity Loans according to Home Equity Loan Group.

         "Second Mortgage Loan": A Home Equity Loan which constitutes a second priority mortgage lien with respect to the related Mortgaged Property.

         "Securities Act': The Securities Act of 1933, as amended.

         "Seller": First Greensboro Capital Corporation, a Tennessee corporation and Seller pursuant to the Loan Sale Agreement.

         "Seller Lien": With respect to any Second Mortgage Loan, the home equity loan relating to the corresponding Property having a first priority lien.

         "Servicing Advance": All "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, (i) Preservation Expenses, (ii) the cost of any enforcement or judicial proceedings, including foreclosures, (iii) the cost of the management and liquidation of REO Property (including broker's fees) and (iv) advances required by Section 2.13(a) of the Servicing Agreement, except to the extent that such amounts are determined by the Master Servicer in its reasonable business judgment not to be recoverable.

         "Servicing Agreement": The servicing agreement, dated as of June 1, 1998, among the Issuer, the Master Servicer, the Master Backup Servicer and the Indenture Trustee, as indenture trustee, providing, among other things, for the servicing of the Home Equity Loans, as such agreement may be amended or supplemented from time to time as permitted hereby and thereby. Such term shall also include any servicing agreement entered into with a successor Master Servicer.

         "Servicing Fee": With respect to each Group, an amount retained by the Master Servicer as compensation for servicing and administration duties relating to each Home Equity Loan in the related Group pursuant to Section 2.15 of the Servicing Agreement and equal to one month's interest at 0.50% per annum of the then outstanding principal balance of such Home Equity Loan as of the first day of each Remittance Period (or which respect to an REO Property, on an assumed unpaid principal balance as of the date the applicable Home Equity Loan was foreclosed on) payable on a monthly basis, calculated on the basis of a 360 day year of 30-day months; provided, however, that if a successor Master Servicer is appointed pursuant to Section 4.01 of the Servicing Agreement, the Servicing Fee shall be the amount as agreed upon by the Indenture Trustee, the successor Master Servicer and the Note Insurer, such amount not to exceed 0.50% per annum.

         "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Home Equity Loans whose name and specimen signature appear on a list of servicing officers annexed to an Officer's Certificate furnished to the Indenture Trustee by the Master Servicer, as such list may from time to time be amended.

         "60-Day Delinquent Loan": With respect to any Determination Date, all REO Properties and each Home Equity Loan, with respect to which any portion of a Monthly Payment is, as of the last day of the prior Remittance Period, two months (calculated from Due Date with respect to such Home Equity Loan to Due
Date) or more past due (without giving effect to any grace period).

         "60+ Delinquency Percentage (Rolling Three Month)": With respect to any Determination Date and either Group, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Remittance Periods the numerator of each of which is equal to the aggregate Principal Balance of 60-Day Delinquent Loans with respect to such Group as of the end of such Remittance Period and the denominator of which is the Principal Balance of all of the Home Equity Loans in such Group as of the end of such Remittance Period.

         "Sponsor": First Greensboro Home Equity, Inc., a North Carolina corporation.

         "Standard & Poor's" or "S&P": Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., and its successors in interest.

         "Stated Maturity Date": With respect to the Class A-1 Notes and the Class A-2 Notes, the Payment Date in December 2029.

         "Stepdown Date": The Payment Date occurring in December, 2000.

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

         "Stepdown Requirement": The Stepdown Requirement is satisfied on any date of determination thereof if, as of such date of determination, (x) the 60+ Delinquency Percentage (Rolling Three Month) for both Groups is less than 9.0%,
(y) the Cumulative Loss Test for both Groups is satisfied and (z) the Annual Loss Percentage (Rolling Twelve Month) for the twelve month period immediately preceding the date of determination thereof for both Groups is not greater than or equal to 0.75%.

         "Stepped Down Required Overcollateralization Amount" means, with respect to any Payment Date after the Stepdown Date, the Stepped Down Required Overcollateralization Amount Percentage multiplied by the aggregate Principal Balance of the Home Equity Loans in the applicable Group as of the end of the immediately preceding Remittance Period.

         "Stepped Down Required Overcollateralization Percentage" means, with respect to any Payment Date and each Class of Notes after the Stepdown Date, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is 4.75% of the applicable Maximum Collateral Amount and the denominator of which is the aggregate Principal Balance of the Home Equity Loans in the applicable Group as of the end of the immediately preceding Remittance Period, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause (i) above minus 9.50% multiplied by (B) the number of consecutive Payment Dates through and including the Payment Date for which the Stepped Down Required Overcollateralization Amount is being calculated, up to a maximum of six, from and including the Payment Date immediately following the Stepdown Date, and the denominator of which is six.

         "Sub-Servicer": Any Person with whom the Master Servicer has entered into a Sub-Servicing Agreement and who satisfies any requirements set forth in
Section 2.03 of the Servicing Agreement in respect of the qualification of a Sub-Servicer.

         "Sub-Servicing Agreement": The written contract between the Master Servicer and any Sub-Servicer relating to servicing and/or administration of certain Home Equity Loans as permitted by Section 2.03 of the Servicing Agreement.

         "Subsequent Cut-Off Date": The beginning of business on the date specified in a Subsequent Transfer Agreement with respect to those Subsequent Home Equity Loans which are transferred and assigned to the Issuer pursuant to the related Subsequent Transfer Agreement.

         "Subsequent Home Equity Loans": The Home Equity Loans sold to the Issuer pursuant to Section 3.03 of the Loan Sale Agreement, which shall be listed on the Schedule of Home Equity Loans attached to a Subsequent Transfer Agreement.

         "Subsequent Transfer Agreement": Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the Indenture Trustee the Depositor and the Seller substantially in the form of Exhibit E to the Loan Sale Agreement, by which Subsequent Home Equity Loans are sold and assigned to the Issuer.

         "Subsequent Transfer Date": The date specified in each Subsequent Transfer Agreement.

         "Substitution Amount": As defined in the Loan Sale Agreement.

         "Transferor": First Owner's Trust, Inc., a Tennessee corporation.

         "Trust Estate": All money, instruments and other property subject or intended to be subject to the lien of the Indenture for the benefit of the Noteholders and the Note Insurer as of any particular time (including, without limitation, all property and interests Granted to the Indenture Trustee, including all proceeds thereof).

         "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939 as it may be amended from time to time.

         "Trust Paying Agent": The entity appointed to act as paying agent pursuant to the Trust Agreement with respect to amounts on deposit from time to time in the Certificate Distribution Account and distributions thereof to Certificateholders. The initial Trust Paying Agent is The Chase Manhattan Bank.

         "UCC":  The  Uniform  Commercial  Code as in effect in the State of New
York.

         "Underwriter": First Union Capital Markets Corp. (a division of Wheat First Securities, Inc.).

         "Underwriting Agreement": The underwriting agreement, dated as of June 22, 1998, among the Depositor and the Underwriter.

         "U.S. Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. Sections 101, et seq., as amended or supplemented from time to time.

         "Vice President": Any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Interest": With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Notes evidencing specified Voting Interests in the Trust Estate, the Noteholders will collectively be entitled to 100% of the aggregate Voting Interests represented by all Notes. Voting Interests allocated to the Notes shall be allocated in proportion to the Note Balance. With respect to any provision in any of the Operative Documents providing for action, consent or approval of the holders of the Notes, each Holder of the Notes will have a Voting Interest in the Notes equal to such Holder's Percentage Interest in the Notes.



                                       34